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                             DURA PHARMACEUTICALS, INC.,
                                       Issuer,

                                         AND

                          CHASE TRUST COMPANY OF CALIFORNIA,
                                       Trustee


                                      INDENTURE

                              Dated as of July 30, 1997


                                     $250,000,000


                    3 1/2% Convertible Subordinated Notes due 2002












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

         This INDENTURE, dated as of July 30, 1997, is made between Dura Pharmaceuticals, Inc., a Delaware corporation (the "Company," as more fully set forth in Section 1.1), and Chase Trust Company of California, a California corporation, as Trustee.

                                 W I T N E S S E T H:

         WHEREAS, the Company has duly authorized the issue of its 31/2% Convertible Subordinated Notes due 2002 (the "NOTES"), in an aggregate principal amount specified herein, and has duly authorized the execution and delivery of this Indenture.

         NOW, THEREFORE:

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the respective holders from time to time of the Notes:

                                      ARTICLE I

                                     DEFINITIONS

         Section 1.1 DEFINITIONS. The terms defined in this Section 1.1 (except as otherwise expressly provided herein or in any indenture supplemental hereto) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings set forth in this Section 1.1.

         "AFFILIATE" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purpose of this definition, "control," when used with respect to any specified Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

         "BOARD OF DIRECTORS" or "BOARD" means, with respect to any Person, the Board of Directors of such Person or a committee thereof duly authorized, with respect to any particular matter, to exercise the power of the Board.

         "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday on which banking institutions in New York, New York or San Francisco, California are not authorized or obligated by law or executive order to close.

         "CASH" or "CASH" means such coin or currency of The United States of America as at any time of payment is legal tender for the payment of public and private debts.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON STOCK" means the Common Stock, par value $.001 per share, of the Company as it exists on the date of this Indenture or any other shares of capital stock of the Company into which such Common Stock shall be reclassified or changed.

         "COMPANY" means Dura Pharmaceuticals, Inc., a Delaware corporation, until a successor replaces it pursuant to the provisions of Article XI and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent successor or successors.

         "COMPANY ORDER" means a written order signed in the name and on behalf of the Company by (a) its Chairman of the Board, Chief Executive Officer, President or any Vice President, and (b) by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, at the date hereof, located at 101 California Street, Suite 2725, San Francisco, California, 94111.

         "CREDIT AGREEMENT" means that certain Business Loan Agreement dated as of April 14, 1997, between the Company and Bank of America National Trust and Savings Association, as the same may be amended, renewed, extended, replaced, increased or refinanced from time to time.

         "DEFAULT" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

         "DESIGNATED SENIOR INDEBTEDNESS" means the Credit Agreement and any particular Senior Indebtedness in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Senior Indebtedness shall be "Designated Senior Indebtedness" for purposes of the Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of Designated Senior Indebtedness under this Indenture).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and the rules and regulations of the Commission promulgated thereunder, as in effect from time to time.

         "EVENT OF DEFAULT" means any event specified in Section 6.1(a), (b),
(c), (d), (e) or (f).

         "GAAP" means United States generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board ("FASB") or in such other statements by such other entity as approved by a significant segment of the accounting profession which are from time to time in effect in the United States; PROVIDED, HOWEVER, that for purposes of determining compliance with covenants in the Indenture, "GAAP" means such generally accepted accounting principles which are in effect as of the date of any such determination.

         "INDENTURE" means this instrument, as originally executed or, if amended or supplemented in accordance with the terms hereof, as so amended or supplemented.

         "NOTE" means any Note authenticated and delivered under this Indenture.

         "NOTEHOLDER" or "HOLDER" means, as applied to any Note, any Person in whose name such Note is registered on the Registrar's books.

         "OFFICER" means the Chairman of the Board, Chief Executive Officer, President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or Assistant Secretary of the Company.

         "OFFICERS' CERTIFICATE" means, when used with respect to the Company, a written certificate containing the information required to be contained therein pursuant to this Indenture, including Sections 16.5 and 16.6, signed by both (a) the Chief Executive Officer, President, any Vice President and (b) the Treasurer or any Assistant Treasurer or Secretary or any Assistant Secretary of the Company.

         "OPINION OF COUNSEL" means a written opinion, containing the information required to be contained therein pursuant to this Indenture, including Sections 16.5 and 16.6, of counsel who is an employee of or counsel to the Company.

         "OVER-ALLOTMENT OPTION" means the option of the Underwriters to purchase additional Notes in the aggregate principal amount of up to $37,500,000 as provided in the Purchase Agreement referred to in Section 2.2 hereof.

         "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "PREDECESSOR NOTE" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Notes; and, for the purposes of this definition, any Note authenticated and delivered pursuant to Section 2.7 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note that it replaces.

         "REDEMPTION DATE" means the date specified for redemption of any of the Notes in accordance with the terms of the Notes and this Indenture.

         "REDEMPTION PRICE" shall have the meaning set forth in the Notes.

         "RESPONSIBLE OFFICER" means, with respect to the Trustee, any officer within the Corporate Trust Office, including any Vice President, Managing Director, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "SENIOR INDEBTEDNESS" means, whether outstanding upon issuance of the Notes or thereafter incurred or created: (i) the principal and premium, if any, and interest (including post-petition interest) on and fees, costs (including legal fees, which shall include, without limitation, the reasonable allocable cost of in-house legal counsel), enforcement expenses, collateral protection expenses, and other reimbursement or indemnity obligations in respect of all indebtedness or obligations of the Company to any Person, including but not limited to banks and lending institutions, for money borrowed (other than that evidenced by the Notes) or in respect of credit or other banking facilities evidenced by a note, bond, debenture, loan agreement, a lease intended as security or similar instrument or agreement (including purchase money obligations with original maturities in excess of one year and noncontingent reimbursement obligations in respect of the amounts paid under letters of credit), or cash management operating agreements which involve short term automated clearing house credit risk of no more than five days; (ii) commitment or standby fees due and payable to lending institutions with respect to credit facilities available to the Company; (iii) all obligations of the Company (a) for the reimbursement of any obligor on any letter of credit, banker's acceptance, or similar credit transaction, (b) under interest rate swaps, caps, collars, options, and similar arrangements and (c) under any foreign exchange contract, currency swap agreement, futures contract, currency option contract, or other foreign currency hedge; (iv) purchase money obligations, including contingent payment obligations, with respect to the acquisition by the Company of products or businesses; (v) all obligations and liabilities (contingent or otherwise) in respect of leases of the Company required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of the Company and all obligations and liabilities (contingent or otherwise) under any lease or related document (including a purchase agreement) in connection with the lease of real property which provides that the Company is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the lessor and the obligations of the Company under such lease or related document to purchase or to cause a third party to purchase such leased property; (vi) any liabilities of others described in the preceding clauses that the Company has guaranteed or which are otherwise its legal liability; and (vii) renewals, extensions, refundings, refinancings, restructurings, amendments, and modifications of any such indebtedness or guarantee. Notwithstanding anything to the contrary in the Indenture or the Notes, "Senior Indebtedness" does not include any indebtedness of the Company (a) to any person under any employee benefit plan or to any employee or affiliates of the Company, or (b) any indebtedness or other obligation of the Company that by its terms of the instrument creating or evidencing it is stated to be pari passu or junior in right of payment of the Notes.

         "SUBSIDIARY" means (i) a corporation, a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is, at the date of determination, directly or indirectly owned by the Company, by one or more Subsidiaries of the Company, or by the Company and one or more Subsidiaries of the Company, or (ii) a partnership in which the Company or a Subsidiary of the Company, at the date of determination is a general partner or holds in excess of 50% of the profits or voting interests, or (iii) any other Person (other than a corporation or a partnership) in which the Company, a Subsidiary of the Company or the Company and one or more Subsidiaries of the Company, directly or indirectly, at the date of determination, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of a majority of the directors or other governing body of such person; PROVIDED, HOWEVER, that Spiros Development Corporation ("Spiros"), or any substantially equivalent "off-balance sheet" entity initially organized by the Company or a Subsidiary, shall not be deemed a Subsidiary unless and until, with respect to Spiros or such substantially equivalent entity if a corporation, a majority of the outstanding capital stock with voting power of Spiros or such entity, as the case may be, is owned directly by the Company, by one or more Subsidiaries, or by the Company and one or more Subsidiaries, or, with respect to any substantially equivalent entity, unless and until it meets the requirements of clause (ii) above if a partnership or clause (iii) above if a Person other than a corporation or partnership.

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture.

         "TRUSTEE" means Chase Trust Company of California and its successors and any entity resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

         "UNDERWRITERS" means Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co.

         Section 1.2  OTHER DEFINITIONS:

                                                      Defined in
              Term                                     Section
              ----                                    ----------

"Beneficial Owner" . . . . . . . . . . . . . . . . . .   15.3(1)
"Change in Control". . . . . . . . . . . . . . . . . .      15.4
"Closing Price". . . . . . . . . . . . . . . . . . . .14.5(f)(1)
"Company Notice" . . . . . . . . . . . . . . . . . . .   15.2(a)
"Conversion Agent" . . . . . . . . . . . . . . . . . .       2.3
"Conversion Price" . . . . . . . . . . . . . . . . . .      14.4
"Current Market Price" . . . . . . . . . . . . . . . .14.5(f)(2)
"Defaulted Interest" . . . . . . . . . . . . . . . . .      2.11
"Interest Payment Date". . . . . . . . . . . . . . . .       5.1
"Legal Holiday". . . . . . . . . . . . . . . . . . . .      16.7
"Paying Agent" . . . . . . . . . . . . . . . . . . . .       2.3
"Purchase Agreement" . . . . . . . . . . . . . . . . .       2.2
"Record Date". . . . . . . . . . . . . . . . . . . . .       5.1
"Registrar". . . . . . . . . . . . . . . . . . . . . .       2.3
"Repurchase Date". . . . . . . . . . . . . . . . . . .      15.1
"Repurchase Price" . . . . . . . . . . . . . . . . . .      15.1
"Senior Indebtedness Default". . . . . . . . . . . . .       4.3
"Trading Day". . . . . . . . . . . . . . . . . . . . .14.5(f)(5)
"Trigger Event". . . . . . . . . . . . . . . . . . . .   14.5(d)

         Section 1.3 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the Trust Indenture Act, such provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms used in this Indenture have the following meanings:

    "Commission" means the Securities and Exchange Commission.

    "indenture securities" means the Notes.

    "indenture security holder" means a Holder or a Noteholder.

    "indenture to be qualified" means this Indenture.

    "indenture trustee" or "institutional trustee" means the Trustee.

    "obligor" on the indenture securities means the Company.

         All other Trust Indenture Act terms used in this Indenture that are defined by the Trust Indenture Act or defined by Trust Indenture Act reference to another statute or regulation have the meanings assigned to them by such definitions.

         Section 1.4 RULES OF CONSTRUCTION. Unless the context otherwise requires:

              (1)  a term has the meaning assigned to it;

              (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

              (3)  "or" is not exclusive;

              (4)  "including" means including, without limitation;

              (5) words in the singular include the plural, and words in the plural include the singular;

              (6)  provisions apply to successive events and transactions;

              (7) the words "herein," "hereof," "hereunder," and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision; and

              (8) references to Sections or Articles mean references to such Section or Article in this Indenture, unless stated otherwise.

                                      ARTICLE II

                                      THE NOTES

         Section 2.1 FORM AND DATING. The Notes and the Trustee's certificate of authentication in respect thereof, shall be substantially in the form of Exhibit A, which is a part of this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage (provided that any such notation, legend or endorsement required by usage is in a form acceptable to the Company and the Trustee). Any such notations, legends or endorsements not contained in the form of Note attached as Exhibit A shall be delivered to the Trustee in writing. Each Note shall be dated the date of its authentication.

         The terms and provisions contained in the form of Note shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         Section 2.2 EXECUTION AND AUTHENTICATION. The Notes shall be executed by the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon, and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these Officers on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signatures of individuals who were the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the time of issuance of such Notes.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         The Trustee shall authenticate and make available for delivery Notes for original issue in an aggregate principal amount of up to $250,000,000 upon a Company Order without any further action by the Company; PROVIDED, HOWEVER, that in the event that the Company sells any Notes pursuant to the Over-

Allotment Option granted pursuant to Section 2(b) of the Purchase Agreement, dated July 24, 1997, between the Company and the Underwriters (the "PURCHASE AGREEMENT"), then the Trustee shall authenticate and deliver Notes for original issue in an aggregate principal amount of up to $250,000,000 plus up to $37,500,000 aggregate principal amount of the Notes sold pursuant to the Over-Allotment Option upon a Company Order without any further action by the Company. Such Company Orders shall specify the amount of Notes to be authenticated and the date on which the Notes are to be authenticated. The aggregate principal amount of the Notes outstanding at any time may not exceed the amount set forth in the foregoing sentence, subject to the proviso set forth therein, except as provided in Section 2.7.

         The Notes shall be issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

         Section 2.3  REGISTRAR, PAYING AGENT AND CONVERSION AGENT.  The
Company shall maintain an office or agency where the Notes may be presented for registration of transfer or for exchange ("REGISTRAR"), an office or agency where the Notes may be presented for repurchase or payment ("PAYING AGENT") and an office or agency where the Notes may be presented for conversion ("CONVERSION AGENT"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term Paying Agent includes any additional paying agents. The term Conversion Agent includes any additional conversion agent. The Company initially appoints the Trustee as Registrar, Conversion Agent, and Paying Agent in connection with the Notes.

         The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent or co-registrar other than the Trustee. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee and the Holders of the name and address of any such agent and of any change in the office or agency referred to in Section 5.2. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.7. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar, Conversion Agent or co-registrar.


         Section 2.4 PAYING AGENT TO HOLD ASSETS IN TRUST. Except as otherwise provided herein, prior to or on each due date of payments in respect of any Note, the Company shall deposit with the Paying Agent cash or, if expressly permitted by the terms hereof, securities sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Noteholders or the Trustee all assets held by the Paying Agent for the making of payments in respect of the Notes and shall notify the Trustee, in writing, of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all assets so held in trust. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying Agent, it shall segregate the assets held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all assets held by it to the Trustee and to account for any assets disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money and securities.

         Section 2.5 NOTEHOLDER LISTS. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. If the Trustee is not the Registrar, the Company shall furnish or cause to be furnished to the Trustee (i) at least semiannually on January 1 and July 1 of each year a list of the names and addresses of Noteholders dated within 15 days of the date on which the list is furnished and (ii) at such other times as the Trustee may request in writing a list, in such form and as of such date as the Trustee may reasonable require, of the names and addresses of Noteholders.

         Section 2.6 TRANSFER AND EXCHANGE. Upon surrender for registration of transfer of any Note, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Noteholder or such Noteholder's attorney duly authorized in writing, at the office or agency of the Registrar or co-registrar pursuant to Section 2.3 or at the office or agency referred to in Section 5.2, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination or denominations, of a like aggregate principal amount. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Notes from the Noteholder requesting such transfer or exchange (other than any exchange of a temporary Note for a definitive Note not involving any change in ownership).

         Transfers of Notes may be effected only by surrender of the Notes to the Company for registration and the issuance by the Company of one or more new Notes. As provided in Section 8.3, until such surrender and registration, the Company may treat the

Holders appearing on the Note register as the absolute owners of such Notes.

         At the option of the Holder, Notes may be exchanged for other Notes of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Noteholder or such Noteholder's attorney duly authorized in writing, at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

         The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of (a) Notes selected for redemption (except, in the case of Notes to be redeemed in part, the portion thereof not to be redeemed), (b) any Notes in respect of which a repurchase notice has been given and not withdrawn by the Holder thereof in accordance with Section 15.2 (except, in the case of Notes to be purchased in part, the portion thereof not to be purchased) or (c) any Notes for a period of 15 days before a selection of the Notes to be redeemed.

         Section 2.7 REPLACEMENT NOTES. If (a) any mutilated Note is surrendered to the Company or the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a BONA FIDE purchaser, the Company shall execute, and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Note or in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, or is about to be redeemed by the Company pursuant to Article III hereof, the Company in its discretion may, instead of issuing a new Note, pay or redeem such Note, as the case may be.

         Upon the issuance of any new Notes under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

         Every new Note issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 2.8 OUTSTANDING NOTES; DETERMINATIONS OF HOLDERS' ACTION. Notes outstanding at any time are all the Notes authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, mutilated, destroyed, lost or stolen Notes for which the Trustee has authenticated and made available for delivery a new Note in lieu therefor pursuant to Section 2.7 and those described in this Section 2.8 as not outstanding. A Note does not cease to be outstanding because the Company or an Affiliate thereof holds the Note; PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of Notes have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Subject to the foregoing, only Notes outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles VI and X).

         If a Note is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a BONA FIDE purchaser.

         If the Paying Agent holds, in accordance with this Indenture, on a Redemption Date or on a Repurchase Date, or on the stated maturity date, cash or, if expressly permitted by the terms hereof, securities sufficient to pay the Notes payable on that date, then on and after that date such Notes shall cease to be outstanding and interest, if any, on such Notes shall cease to accrue and all other rights of the Holder shall terminate (other than the right to receive the applicable Redemption Price or Repurchase Price, upon delivery of the Note in accordance with the terms of this Indenture); PROVIDED, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

         If a Note is converted in accordance with Article XIV then from and after such conversion the Note shall cease to be outstanding and interest, if any, shall cease to accrue on such Note.

         Section 2.9 TEMPORARY NOTES. Pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Notes may determine, as conclusively evidenced by their execution of such Notes.

         If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company designated for such purpose pursuant to Section 2.3 or 5.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

         Section 2.10 CANCELLATION. All Notes surrendered for payment, redemption by the Company pursuant to Article III, conversion pursuant to
Article XIV, repurchase by the Company pursuant to Article XV, registration of transfer or exchange shall, if surrendered to any person other than the Trustee,
be delivered to the Trustee and shall be promptly cancelled by it.   The Company
may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. The Company may not issue new Notes to replace Notes it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article XIV. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of by the Trustee in accordance with its normal procedures and evidence of such disposition shall be delivered to the

Company unless the Company timely directs by Company Order that the Trustee deliver cancelled Notes to the Company.

         Section 2.11 DEFAULTED INTEREST. Interest on any Note which is payable but is not punctually paid or duly provided for on any Interest Payment Date, plus any interest payable on the defaulted interest (to the extent that payment of such interest is enforceable under applicable law) ("Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant regular Record Date by virture of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as follows:
(a) The Company may elect to make payment of any Defaulted Interest to the Persons who are Holders on a subsequent special record date, which date shall be the fifteenth day next preceding the date fixed by the Company for the payment of the Defaulted Interest (which date shall be a Business Day), whether or not such subsequent special record date is a Business Day, in which event, at least 15 days before the subsequent special record date, the Company or, at the Company's option and instruction, the Trustee shall mail to each Holder, with a copy to the Trustee, a notice, stating the subsequent special record date, the payment date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid, in which case such Defaulted Interest shall be paid to the persons who are Holders on such subsequent special record date; or (b) the Company may make payment of any Defaulted Interest in any other lawful and practical manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, by so notifying the Trustee of the proposed manner of payment pursuant to this clause at least fifteen days prior to such payment (or such shorter period as may be acceptable to the Trustee or permitted in accordance with the rules of any applicable securities exchange).



                                     ARTICLE III

                                      REDEMPTION

         Section 3.1 RIGHT TO REDEEM; NOTICES TO TRUSTEE. The Company, at its option, may redeem the Notes for cash in accordance with the provisions set forth in the Notes and this Article III. The Company will not have the right to redeem the Notes prior to July 15, 2000. At any time thereafter, the Company may redeem the Notes, in whole or from time to time in part, upon written notice given not less than 15 nor more than 60 days prior to the Redemption Date to each Holder, for an amount equal to the Redemption Price set forth in the Notes, including, in each case, accrued and unpaid interest up to but not including the Redemp-tion Date. If the Company elects to redeem Notes pursuant to such provisions, it shall notify the Trustee in writing of the Redemption Date, the principal amount of Notes to be redeemed, the Redemption Price and the Conversion Price.

         The Company shall give the notice to the Trustee provided for in this
Section 3.1 at least 60 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee). If fewer than all the Notes are to be redeemed, the record date relating to such redemption shall be selected by the Company and provided to the Trustee in writing, which record date shall not be less than 10 days after the date of notice to the Trustee (unless a shorter notice shall be satisfactory to the Trustee).

         Section 3.2 SELECTION OF NOTES TO BE REDEEMED. If less than all the Notes are to be redeemed, the Trustee shall select the Notes to be redeemed PRO RATA or by lot, or by any other method the Trustee considers fair and appropriate (so long as such method is not prohibited by the rules of any stock exchange on which the Notes are then listed). The Trustee shall make the selection at least 35 but not more than 60 days before the Redemption Date from outstanding Notes not previously called for redemption. The Trustee may select for redemption portions of the principal amounts of Notes that have denominations larger than $1,000. Notes and portions of them the Trustee selects shall be in principal amounts of $1,000 or an integral multiple thereof. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption. The Trustee shall notify the Company promptly, but not less than 35 days before the Redemption Date, of the Notes or portions of Notes to be redeemed.

         If any Note selected for partial redemption is thereafter surrendered for conversion in part before termination of the conversion right with respect to the portion of the Note so selected, the converted portion of such Note shall be deemed (so far as may be), solely for purposes of determining the aggregate principal amount of Notes to be redeemed by the Company, to be the portion selected for redemption. Notes that have been converted during a selection of Notes to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection. Nothing in this Section 3.2 shall affect the right of any Holder to convert any Note pursuant to Article XIV before the termination of the conversion right with respect thereto.

         Section 3.3 NOTICE OF REDEMPTION. At least 15 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail to each Holder of Notes to be redeemed in the manner provided in Section 16.3.

         The notice shall identify the Notes to be redeemed and shall state:

              (1)  the Redemption Date;

              (2) the Redemption Price, including any accrued and unpaid interest due;

              (3)  the Conversion Price;

              (4) the name and address of the Paying Agent and Conversion Agent and of the office or agency referred to in Section 5.2;

              (5) that Notes called for redemption may be converted at any time before the close of business on the Redemption Date;

              (6) that Holders who want to convert Notes must satisfy the requirements set forth in the Notes;

              (7) that Notes called for redemption must be surrendered to the Paying Agent or at the office or agency referred to in Section 5.2 to collect the Redemption Price;

              (8)  the CUSIP number of the Notes;

              (9) if fewer than all the outstanding Notes are to be redeemed, the certificate numbers and principal amounts of the particular Notes to be redeemed;

              (10) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed, and that, upon surrender of such Note, a new Note or Notes in an aggregate principal amount equal to the unredeemed portion thereof will be issued; and

              (11) that, unless the Company defaults in payment of the Redemption Price, interest, if any, on Notes selected for redemption, will cease to accrue on and after the Redemption Date.

         At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

         Section 3.4 EFFECT OF NOTICE OF REDEMPTION. Once notice of redemption is given, Notes called for redemption (except for Notes that are converted in accordance with the terms of this Indenture) become due and payable on the Redemption Date stated in the notice and at the Redemption Price therefor, including accrued and unpaid interest, if any, up to but not including the Redemption Date; PROVIDED that if the Redemption Date is on the corresponding Interest Payment Date, the accrued interest up to but not including the Redemption Date, if any, shall be payable to the registered Holder of the redeemed Notes on the relevant Record Date, except that, in the case in which a Note is called for redemption on any Interest Payment Date and such Note is surrendered for conversion at any time during the ten business days immediately preceding the date fixed for redemption, such interest shall be payable on such redemption date to the person who surrenders such Note for conversion; and PROVIDED, FURTHER, that if a Redemption Date is a Legal Holiday, payment shall be made on the next succeeding Business Day, and no interest shall accrue for the period from such Redemption Date to such succeeding Business Day. Upon the later of the Redemption Date and the date such Notes are surrendered to the Paying Agent or at the office or agency referred to in Section 5.2, such Notes called for redemption shall be paid at the Redemption Price therefor.

         Section 3.5 DEPOSIT OF REDEMPTION PRICE. Prior to or on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) cash sufficient to pay the Redemption Price, including any accrued and unpaid interest, of all Notes to be redeemed on that date other than Notes or portions of Notes called for redemption which prior thereto have been delivered by the Company to the Trustee for cancellation. The Paying Agent shall as promptly as practicable return to the Company any cash, with interest, if any, thereon, not required for that purpose because of conversion of Notes pursuant to Article XIV. If such cash is then held by the Company or a Subsidiary or an Affiliate of the Company in trust and is not required for such purpose, it shall be discharged from such trust.

         If the Company complies with the preceding paragraph and the other provisions of this Article III and payment of the Notes called for redemption is not prohibited under Article XI or otherwise, interest on the Notes to be redeemed will cease to accrue on the applicable Redemption Date, whether or not such Notes are presented for payment. Notwithstanding anything herein to the contrary, if any Note surrendered for redemption in the manner provided in the Notes shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall continue to accrue and be paid from the Redemption Date until such payment is made on the unpaid principal, and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate and in the manner provided in Section
5.1 hereof and in the Notes.

         Section 3.6 NOTES REDEEMED IN PART. Upon surrender of a Note that is redeemed in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Note in an authorized denomination equal in principal amount to the unredeemed portion of the Note surrendered.

         Section 3.7 CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION. In connection with any redemption of Notes, the Company may arrange for the purchase and conversion of any Notes called for redemption by an agreement with one or more investment bankers or other purchasers to purchase all or a portion of such Notes by paying to the Trustee in trust for the Noteholders whose Notes are to be so purchased, on or before the close of business on the Redemption Date, an amount that, together with any amounts deposited with the Trustee by the Company for redemption of such Notes is not less than the Redemption Price, together with interest, if any, accrued to the Redemption Date, of such Notes. Notwithstanding anything to the contrary contained in this Article III, the obligation of the Company to pay the Redemption Price of such Notes, including all accrued interest, if any, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers, but no such agreement shall relieve the Company of its obligation to pay such Redemption Price and interest, if any. If such an agreement is entered into, any Notes not duly surrendered for conversion by the Holders thereof may, at the option of the Company be deemed, to the fullest extent permitted (notwithstanding anything to the contrary contained in Article XIV), surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date, subject to payment of the above amount as aforesaid. The Trustee shall hold and pay to the Holders whose Notes are selected for redemption any such amount paid to it for purchase and conversion in the same manner as it would moneys deposited with it by the Company for the redemption of Notes.


                                      ARTICLE IV

                                SUBORDINATION OF NOTES

         Section 4.1 NOTES SUBORDINATE TO SENIOR INDEBTEDNESS. The Company and each Holder of a Note, by such Holder's acceptance thereof, covenant and agree, that, to the extent and in the manner hereinafter set forth in this
Article IV, the indebtedness represented by the Notes and the payment of the principal, Redemption Price (together with accrued and unpaid interest, if any), Repurchase Price and interest, if any, in respect of each and all of the Notes are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and that these subordination provisions are for the benefit of the holders of the Senior Indebtedness, any one or more of whom may enforce such provisions.

         No provision of this Article IV shall prevent the occurrence of any Default or Event of Default hereunder.

         Section 4.2 PAYMENT OVER OF PROCEEDS UPON DISSOLUTION. Upon any distribution of assets of the Company in the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Noteholders are entitled to receive any payment of the principal of, premium, if any, or interest on all Notes (including, but not limited to, the Redemption Price with respect to Notes called for redemption in accordance with Section 3.2 or the Repurchase Price of Notes submitted for repurchase in accordance with Section 15.2) and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Notes in any such case, proceeding, dissolution, liquidation or other winding up or event, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Notes. When used in this
Article IV, "payment in full" means, with respect to Designated Senior Indebtedness, payment in full in cash or other form of payment acceptable to the holder of such Designated Senior Indebtedness of all amounts due or to become due or in respect of all such Designated Senior Indebtedness. "Paid in full" shall have a correlative meaning.

         In the event that, notwithstanding the foregoing provisions of this
Section 4.2, the Trustee or any Noteholder shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Notes, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to a Responsible Officer of the Trustee or, as the case may be, such Noteholder, then, in such event, such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article XI shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section 4.2 if the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall as part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article XI.

         Section 4.3 NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT. In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Designated Senior Indebtedness beyond any applicable grace period with respect thereto, or in the event that any event of default (other than a default in the payment of principal of, or premium, if any, or interest on Senior Indebtedness) with respect to any Designated Senior Indebtedness shall have occurred and be continuing, permitting the holders of such Designated Senior Indebtedness (or a trustee on behalf of the holders thereof) to declare such Designated Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable (a "SENIOR INDEBTEDNESS DEFAULT"), and upon written notice of such default to the Trustee and the Company by any holder of such Designated Senior Indebtedness or its representative ("Payment Notice") then, unless and until such Designated Senior Indebtedness Default shall have been cured or waived in writing, or shall have ceased to exist, no payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Notes) of principal of, premium, if any, and interest on all Notes (including, but not limited to, the Redemption Price with respect to the Notes called for redemption in accordance with Section 3.2 or the Repurchase Price of any Notes submitted for repurchase in accordance with
Section 15.2) or on account of the purchase or other acquisition of Notes shall be made, nor may the Company pay cash with respect to the purchase price or upon conversion of any Notes (other than cash in lieu of fractional shares) PROVIDED, that nothing in the above-described provision will prevent the making of any payment in respect of the Notes for a period of more than 120 days after the date such written notice of default is given, unless the maturity of the Designated Senior Indebtedness has been accelerated, in which case no payment on the Notes may be made until such acceleration has been waived or such Designated Senior Indebtedness has been paid in full.

         Notwithstanding the foregoing, (i) not more than one Payment Notice shall be given within a period of 181 consecutive days, (ii) no event of default that existed or was continuing on the date of any Payment Notice (whether or not such event of default is on the same issue of Designated Senior Indebtedness) shall be made the basis for the giving of a subsequent Payment Notice, and (iii) if the Company or the Trustee receives any Payment Notice, a similar notice relating to or arising out of the same default or facts giving rise to such default (whether or not such default is on the same issue of Senior Indebtedness) shall not be effective for purposes of this Section 4.3.

         In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or any Noteholder prohibited by the foregoing provisions of this Section 4.3, and if such fact shall then have been made known to a Responsible Officer of the Trustee or, as the case may be, such Noteholder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

         The provisions of this Section shall not apply to any payment with respect to which Section 4.2 would be applicable.

         Section 4.4 PAYMENT PERMITTED IF NO DEFAULT. Nothing contained in this Article or elsewhere in this Indenture or in any of the Notes shall prevent
(a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 4.2 or under the conditions described in Section 4.3, from making payments at any time of principal of, premium, if any, and interest on all Notes (including, but not limited to, the Redemption Price with respect to the Notes called for redemption in accordance with Section 3.2 or the Repurchase Price with respect to Notes submitted for repurchase in accordance with Section 15.2) or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of, premium, if any, and interest on all Notes (including, but not limited to, the Redemption Price with respect to the Notes called for redemption in accordance with Section 3.2 or the Repurchase Price with respect to Notes submitted for repurchase in accordance with Section

15.2), or the retention of such payment by the Holders of the Notes, if, at the time of such application by the Trustee, the Trustee did not have actual knowledge that such payment would have been prohibited by the provisions of this
Article IV.

         Section 4.5 SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS. Subject to payment in full of all Senior Indebtedness, the Noteholders shall be subrogated, to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article IV (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Notes are subordinated and is entitled to like rights of subrogation), to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on all Notes (including, but not limited to, the Redemption Price with respect to the Notes called for redemption in accordance with Section 3.2 or the Repurchase Price with respect to Notes submitted for repurchase in accordance with Section 15.2), shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Noteholders or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Noteholders or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Noteholders, be deemed to be a payment or distribution by the Company to or of the Senior Indebtedness.

         Section 4.6 PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS; OBLIGATIONS OF THE COMPANY UNCONDITIONAL. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Noteholders, on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Notes is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Noteholders, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Noteholders the principal of, premium, if any, and interest on all Notes (including, but not limited to, the Redemption Price with respect to the Notes called for redemption in accordance with Section 3.2 or the Repurchase Price with respect to Notes submitted for repurchase in accordance with Section 15.2) as and when the same shall become due and payable in accordance with the terms of the Notes and this Indenture; or

(b) affect the relative rights against the Company of the N oteholders and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or any Noteholder from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such holder.

         Section 4.7 TRUSTEE TO EFFECTUATE SUBORDINATION. Each Noteholder by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

         Section 4.8 NO WAIVER OF SUBORDINATION PROVISIONS. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Noteholders, without incurring responsibility to the Noteholders and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Noteholders to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

         Section 4.9 NOTICE TO TRUSTEE. The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Notes. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Notes, unless and until the Trustee shall have received written notice therefor from the Company or a holder of Senior Indebtedness or from any trustee thereof; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects to assume that no such facts exist.

         Subject to the provisions of Section 7.1, the Trustee shall be entitled to rely conclusively on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         Section 4.10 RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT. Upon payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 7.1, and the Holders shall be entitled to rely conclusively upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Noteholders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

         Section 4.11  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR
INDEBTEDNESS. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

         Section 4.12 RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS; PRESERVATION OF TRUSTEE'S RIGHTS. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.7.

         Section 4.13 ARTICLE APPLICABLE TO PAYING AGENTS. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; PROVIDED, HOWEVER, that Sections 4.9 and
4.11 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

         Section 4.14  APPLICATION BY TRUSTEE OF ASSETS DEPOSITED WITH IT.

         Amounts deposited in trust with the Trustee pursuant to and in accordance with Article XII shall be for the sole benefit of Noteholders and, to the extent allocated for the payment of Notes, shall not be subject to the subordination provisions of this Article IV. Otherwise, any deposit of assets with the Trustee (whether or not in trust) for the payment of principal of or interest on any Notes shall be subject to the provisions of Sections 4.1, 4.2, 4.3, 4.4 and 4.5.

         Section 4.15 CERTAIN CONVERSIONS NOT DEEMED PAYMENT. For the purposes of this Article only, (1) the issuance and delivery of junior securities and payment of cash in lieu of fractional shares upon conversion of Notes in accordance with Article XIV shall not be deemed to constitute a payment or distribution on account of the principal of, premium, if any, and interest on all Notes (including, but not limited to, the Redemption Price with respect to the Notes called for redemption in accordance with Section 3.2 or the Repurchase Price with respect to Notes submitted for repurchase in accordance with Section 15.2) or on account of the purchase or other acquisition of Notes, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Note shall be deemed to constitute payment on account of principal of such Note. For the purposes of this Section, the term "JUNIOR SECURITIES" means (a) shares of any stock of any class of the Company, (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness that may be outstanding at the time of issuance or delivery of such securities to the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Article, and (c) any securities into which the Notes become convertible pursuant to section 14.6 that are securities of a Person required to enter into a supplemental indenture and are either (x) shares of any class of stock of such Person or (y) securities of such Person that are subordinated in right of payment to all Senior Indebtedness that may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Notes, the right, which is absolute and unconditional, of any Noteholder to convert such
Note in accordance with Article XIV.

                                      ARTICLE V

                               COVENANTS OF THE COMPANY

         Section 5.1 PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes. Principal, interest and other payments shall be considered paid on the date due if on such date (i) the Trustee or Paying Agent holds in accordance with this Indenture money sufficient to pay all principal, interest and other payment then due and (ii) there is no impairment pursuant to the terms of this Indenture on the Trustee's ability to pay such monies over to the Holders. Interest on the Notes shall be paid, in accordance with the terms of the Note, semi-annually on January 15 and July 15 of each year (each such date, an "Interest Payment Date"), commencing January 15, 1998, to Holders of record at the close of business on January 1 or July 1, as the case may be, immediately preceding each such Interest Payment Date (each such date, a "Record Date"), except as otherwise provided herein and in the Note. Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. Each installment of interest on the Notes due on any semi-annual Interest Payment Date may, at the option of the Company, be paid by check mailed to the registered address of such person, or in such other manner as may be acceptable to the Company upon the written order of such person, forwarded to the Trustee of the Company no later than 15 days prior to the relevant payment date.

         Section 5.2 MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain in the Borough of Manhattan in the City of New York, an office or agency where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion or redemption and where notices and deeds to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations surrenders, notices and demands may be made or served at the Corporate Trust Office or the office or agency of the Trustee in The City of New York.

         The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan in the City of New York, for such purposes. The Company will give prompt written notice to the holders of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby initially designates the Corporate Trust Office of the Trustee and the office or agency of the Trustee in The City of New York (which shall initially be, c/o The Chase Manhattan Bank, 55 Water Street, New York, New York), as an office or agency of the Company for each of the aforesaid purposes.

         Section 5.3 APPOINTMENTS TO FILL VACANCIES IN TRUSTEE'S OFFICE. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.8, a successor Trustee, so that there shall at all times be a Trustee qualified and acting hereunder.

         Section 5.4 CORPORATE EXISTENCE. Subject to Article XI, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of its Subsidiaries in accordance with the respective organizational documents of each of them.

         Section 5.5 PAYMENT OF TAXES AND OTHER CLAIMS. Except with respect to immaterial items, the Company shall, and shall cause each of its Subsidiaries to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent,

(i) all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Company or any of its Subsidiaries or any of their respective properties and assets and (ii) all lawful claims, whether for labor, materials, supplies, services or anything else, which have become due and payable and which by law have or may become a lien upon the property and assets of the Company or any of its Subsidiaries; PROVIDED, HOWEVER, that neither the Company nor any Subsidiary shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which such disputed amounts the need for adequate reserves has been reviewed in accordance with GAAP.

         Section 5.6 MAINTENANCE OF PROPERTIES AND INSURANCE. The Company shall cause all material properties used or useful to the conduct of its business and the business of each of its Subsidiaries to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in their reasonable judgment may be necessary, so that the business carried on in connection therewith may be properly conducted at all times; PROVIDED, HOWEVER, that nothing in this Section 5.6 shall prevent the Company or any Subsidiary from discontinuing any operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is
(a) in the judgment of the Company, desirable in the conduct of the business of such entity and (b) not disadvantageous in any material respect to the Holders.

         The Company shall provide, or cause to be provided, for itself and each of its Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable, good faith opinion of the Company is adequate and appropriate for the conduct of the business of the Company and such Subsidiaries in a prudent manner, with (except for self-insurance) reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts, with such deductibles, and by such methods as shall be customary, in the reasonable, good faith opinion of the Company and adequate and appropriate for the conduct of the business of the Company and such Subsidiaries in a prudent manner for entities similarly situated in the industry, unless failure to provide such insurance (together with all other such failures) would not have a material adverse effect on the financial condition or results of operations of the Company and such Subsidiaries considered as a whole.

         Section 5.7 COMPLIANCE CERTIFICATE; NOTICE OF DEFAULT. (a) The Company shall deliver to the Trustee within 90 days after the end of its fiscal year an Officers' Certificate complying with Section 314(a)(4) of the Trust Indenture Act and stating that a review of its activities and the activities of its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture and further stating, as to each such Officer signing such certificate, whether or not the signer knows of any failure by the Company or any Subsidiary of the Company to comply with any conditions or covenants in this Indenture and, if such signer does know of such a failure to comply, the certificate shall describe such failure with particularity. The Officers' Certificate shall also notify the Trustee should the relevant fiscal year end on any date other than the current fiscal year end date.

              (b) The Company shall, so long as any of the Notes are outstanding, deliver to the Trustee, promptly upon becoming aware of any Default, Event of Default or fact which would prohibit the making of any payment to or by the Trustee in respect of the Notes, an Officers' Certificate specifying such Default, Event of Default or fact and what action the Company is taking or proposes to take with respect thereto. The Trustee shall not be deemed to have knowledge of any Default, any Event of Default or any such fact unless one of its Responsible Officers receives written notice thereof from the Company or any of the Holders.

         Section 5.8  STAY, EXTENSION AND USURY LAWS.  The Company covenants
(to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

         Section 5.9 LIMITATION ON STATUS AS INVESTMENT COMPANY. Neither the Company nor any of its Subsidiaries shall become an "investment company," as that term is defined in the Investment Company Act of 1940, as amended, or otherwise become subject to regulation thereunder.

         Section 5.10 SEC REPORTS. Whether or not required by the rules and regulations of the Commission, so long as any Notes are outstanding, the Company shall furnish to the Trustee (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports, and the Trustee shall make any such reports available to the Noteholders upon request. All such reports shall be furnished to the Trustee within 15 days after the Company files such reports with the Commission or, in the event the Company is at any time no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act (or any such successor provisions), such reports shall be furnished to the Trustee at the times the Company would have been required to provide such reports if it were still subject to such reporting requirements.


                                      ARTICLE VI

                                DEFAULTS AND REMEDIES

         Section 6.1 EVENTS OF DEFAULT. In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

              (a) default in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of thirty (30) days, whether or not such payment is permitted under Article IV hereof; or

              (b) default in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall become due and payable either at maturity or in connection with any redemption pursuant to Article III or repurchase pursuant to Article XV, by acceleration or otherwise, whether or not such payment is permitted under Article IV hereof; or

              (c) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Notes or in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section 6.1 specifically dealt with) continued for a period of thirty (30) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding; or

              (d) default by the Company with respect to any bond, debenture, note or other evidence of indebtedness for borrowed money of the Company, which default results in acceleration of any such indebtedness which is in an amount of in excess of $10 million without such indebtedness having been discharged, or such acceleration having been rescinded or annulled within a period of ten (10) days after the date of such acceleration; or

              (e) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

              (f) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) consecutive days;

then, and in each and every such case (other than an Event of Default specified in Section 6.1(e) or (f)), unless the principal of all of the Notes shall have already become due and payable, the Trustee may, by notice to the Company, or, if requested by the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding, after the giving of written notice to the Company and the Trustee by such Holders, the Trustee shall, declare the principal of all the Notes and the interest accrued thereon to be due and payable immediately, and upon any such declaration, the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. If an Event of Default specified in Section 6.1(e) or
(f) occurs, the principal of all the Notes and the interest accrued thereon shall be and become immediately and automatically due and payable without any further action on the part of the Company, the Trustee or the Noteholders. This provision, however, is subject to the condition that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all Notes and the principal of and premium, if any, on any and all Notes which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payments of such interest is enforceable under applicable law) and on such principal and premium, if any, at the rate borne by the Notes, to the date of such payment or deposit) and amounts due to the Trustee pursuant to Section 7.7, and if any and all Defaults under this Indenture, other than the nonpayment of principal of and premium, Redemption Price and Repurchase Price, if any, and accrued interest on Notes which shall have become due by acceleration, shall have been cured or waived in accordance with Section 6.7, then the Holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all Defaults or Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent Default or Event of Default, or shall impair any right consequent thereon. Notwithstanding the foregoing sentence, no waiver shall be effective against any Holder for any Event of Default or event which with notice or lapse of time or both would be an Event of Default with respect to any covenant or provision which cannot be modified or amended without the consent of the Holder of each outstanding Note affected thereby, unless each such affected Holder agrees, in writing, to waive such Event of Default or other event. The Company shall notify the Trustee in writing promptly upon becoming aware of any Default or Event of Default.

         If a Default occurs and is continuing, the Trustee shall, within ninety (90) days after the occurrence of such default, give to the Holders notice of such default; PROVIDED, that, except in the case of a default in the payment of principal of or interest on any of the Notes, the Trustee may withhold such notice if it in good faith determines that the withholding of such notice is in the interests of the Holders in accordance with Section 7.5. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then the Company, the Noteholders and the Trustee shall continue as though no such proceeding had been taken.

         Section 6.2 PAYMENTS OF NOTES ON DEFAULT; SUIT THEREFOR. The Company covenants that if the Company Defaults pursuant to Sections 6.1(a) or 6.1(b) then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders, the whole amount that then shall have become due and payable on all such Notes for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith. Until such demand by the Trustee, the Company may pay the principal of and premium, if any, and interest on the Notes to the registered Holders, whether or not the Notes are overdue.

         If the Company fails promptly to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

         If there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.2, shall be entitled and empowered, by intervention in such proceeding or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Noteholders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 7.7.

         All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Noteholders.

         In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholders parties to any such proceedings.

         Section 6.3 APPLICATION OF MONIES COLLECTED BY TRUSTEE. Any monies collected by the Trustee pursuant to this Article VI shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

              First:  To the payment of all amounts due the Trustee under
         Section 7.7;

              Second: To the holders of Senior Indebtedness to the extent provided in Article IV;

              Third: If the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on the Notes in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the persons entitled thereto;

              Fourth: If the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid to the payment of the whole amount then owing and unpaid upon the Notes for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Notes; and PROVIDED, that if such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

              Fifth: To the payment of the remainder, if any, to the Company or any other person lawfully entitled thereto.

         Section 6.4 PROCEEDINGS BY NOTEHOLDER. No Holder shall have any right to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless (a) such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided; (b) (i) Holders of not less than 25% in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder, (ii) such Holders shall have offered to the Trustee such reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, (iii) the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, and
(iv) no direction inconsistent with such written request shall have been given to the Trustee during such sixty (60) day period pursuant to Section 6.7. No one or more Noteholders shall have any right in any manner whatever to affect, disturb or prejudice the rights of any other Holder of Notes, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Noteholders (except as otherwise provided herein). For the protection and enforcement of this Section 6.4, each and every Noteholder and the Trustee shall be entitled to such relief as can be given at law or in equity.

         Notwithstanding any other provision of this Indenture and the Notes, the right of any Holder to receive payment of the principal of and premium, if any, and interest on such Note, on or after the respective due dates expressed in such Note, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such Holder.

         Anything in this Indenture or the Notes to the contrary notwithstanding, any Holder, without the consent of either the Trustee or the Holder of any other Note, in his own behalf and for his own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, his rights of conversion as provided herein.

         Section 6.5 PROCEEDINGS BY TRUSTEE. In case of an Event of Default, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         Section 6.6 REMEDIES CUMULATIVE AND CONTINUING. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes pursuant to Section 2.7, all powers and remedies given by this Article VI to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Noteholders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Noteholder to exercise any right or power accruing upon any Default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein; and subject to the provisions of Section 6.4, every power and remedy given by this Article VI or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

         Section 6.7 DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY MAJORITY OF NOTEHOLDERS. The Holders of a majority in aggregate principal amount of the Notes at the time outstanding shall have the right, subject to
Section 7.2(e), to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; PROVIDED, HOWEVER, that (a) such direction shall not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. The Holders of a majority in aggregate principal amount of the Notes at the time outstanding may, on behalf of the Holders of all of the Notes, waive any past Default or Event of Default hereunder and its consequences EXCEPT (i) a Default in the payment of interest or premium, if any, on, or the principal of, the Notes, (ii) a failure by the Company to convert any Notes into Common Stock, (iii) a Default in the payment of the Redemption Price (including accrued and unpaid interest) pursuant to
Article III or Repurchase Price pursuant to Article XV or (iv) a Default in respect of a covenant or provisions hereof which under Article X cannot be modified or amended without the consent of the Holders of each Note affected thereby. Upon any such waiver the Company, the Trustee and the Holders shall be restored to their former positions and rights hereunder, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Whenever any Default or Event of Default hereunder shall have been waived as permitted by this Section 6.7, said Default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

         Section 6.8 UNDERTAKING TO PAY COSTS. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; PROVIDED that the provisions of this Section 6.8 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than ten percent in principal amount of the Notes at the time outstanding determined in accordance with Section 8.4, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or premium, if any, or interest on any Note on or after the due date expressed in such Note or to any suit for the enforcement of the right to convert any Note in accordance with the provisions of Article XIV or to require the Company to repurchase any Note in accordance with Article XV.

                                     ARTICLE VII

                                       TRUSTEE

         Section 7.1  DUTIES OF TRUSTEE.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b)  Except during the continuance of an Event of Default:

              (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

              (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificate or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

              (1)  this paragraph (c) does not limit the effect of paragraph
    (b) of this Section 7.1;

              (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

              (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.7.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 7.1.

         (e) The Trustee (and its directors, officers, employees and agents) may refuse to perform any duty or exercise any right or power hereunder or extend or risk its own funds or otherwise incur any financial liability unless the Trustee (and its directors, officers, employees and agents) receives indemnity satisfactory to it against any loss, liability or expense.

         (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee (acting in any capacity hereunder) shall be under no liability for interest on any money received by it hereunder except as the Trustee may otherwise have agreed in writing with the Company.

         (g) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

         Section 7.2  RIGHTS OF TRUSTEE.

         (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

         (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent, attorneys, custodians or nominees, appointed with due care.

         (d) Subject to the provisions of Section 7.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

         (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee (and its directors, officers, employees and agents) security or such reasonable indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

         (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

         (g) The Trustee may consult with counsel (at the expense of the Company) and any Opinion of Counsel or any advice of such Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

         (h) In the event that the Trustee is also acting as Paying Agent, Conversion Agent or Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article VII shall also be afforded to such Paying Agent, Conversion Agent or Registrar;

         (i) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty unless so specified herein.

         Section 7.3 INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, Conversion Agent or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

         Section 7.4 TRUSTEE'S DISCLAIMER. The Trustee makes no representation as to the validity, adequacy or priority of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes, it shall not be responsible for any statement in the registration statement for the Notes under the Securities Act or in the Indenture or the Notes (other than its certificate of authentication), or the determination as to the Persons entitled to receive any notices hereunder.

         Section 7.5 NOTICE OF DEFAULTS. If a Default occurs and is continuing and if it is actually known to a Responsible Officer of the Trustee, the Trustee shall give notice of the Default within 90 days after it occurs to each Noteholder and to those holders of Designated Senior Indebtedness that have provided the Trustee with written instruction for the provision of such notice; PROVIDED, that the Trustee shall have no responsibility for obtaining any such instruction from such holders. Except in the case of a Default described in Section 6.1(a) or (b), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interest of Noteholders.

         Section 7.6 REPORTS BY TRUSTEE TO HOLDERS. Within 60 days after each July 15 beginning with the July 15 following the date of this Indenture, the Trustee shall mail to each Noteholder such report dated as of such July 15 as may be required by and in compliance with Section 313(a) of the Trust Indenture Act. The Trustee also shall comply with Trust Indenture Act Sections 313(b) and 313(c).

         A copy of each such report at the time of its mailing to Noteholders shall be provided to the Company and shall be filed with the Commission and each stock exchange on which the Notes are listed. The Company agrees promptly to notify the Trustee whenever the Notes become listed on any stock exchange and of any delisting thereof.

         Section 7.7  COMPENSATION AND INDEMNITY.  The Company agrees:

         (a) to pay to the Trustee and to the extent the Trustee acts as Registrar, Paying Agent or Authenticating Agent, from time to time such compensation as shall have been agreed to in writing between the Company and the Trustee for all services rendered by it hereunder in its capacity as Trustee, Registrar, Paying Agent or Authenticating Agent (which compensation shall not (to the extent permitted by law) be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (b) to reimburse the Trustee upon its written request, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances and disbursements of its agents and counsel (who may be in-house counsel)), except any such expense, disbursement or advance as may be attributable to its or their negligence, bad faith or wilfull misconduct; and

         (c) to indemnify each of the Trustee or any predecessor Trustee (and its directors, officers, employees and agents) for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based upon, measured or determined by the income of the Trustee), incurred without negligence, bad faith or wilful misconduct on its part (or on the part of its directors, officers, employees and agents), arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         The Trustee shall give the Company prompt notice of any claim or liability for which the Trustee might be entitled to indemnification under subparagraph (c) of this Section 7.7. The Company shall defend the claim and the Trustee shall provide reasonable cooperation at the Company's expense in the defense. The Trustee may have separate counsel with regard to defense of any claim and the Company shall pay the reasonable fees and expenses of such counsel; PROVIDED, that the Company will not be required to pay such fees and expenses if it assumes the Trustee's defense and there is no conflict of interest between the Company and the Trustee in connection with such defense. The Company need not pay for any settlement made without its written consent. The Company need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Trustee through its negligence, bad faith or willful misconduct. To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee or the earlier resignation or removal of the Trustee.

         The Company's payment obligations pursuant to this Section 7.7 shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 7.1(f) or (g), the expenses are intended to constitute expenses of administration under Federal or State bankruptcy laws. The provisions of this Section shall survive the termination of this Indenture.

         Section 7.8 REPLACEMENT OF TRUSTEE. The Trustee may resign by so notifying the Company; PROVIDED, HOWEVER, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section
7.8. The Holders of a majority in aggregate principal amount of the Notes at the time outstanding may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee (subject to the consent of the Company, such consent not to be unreasonably withheld). The Company may remove the Trustee if the Trustee increases fees to the Company and such increases result in fees for services that are materially higher than commercially available to the Company from another entity qualifying under Section 7.10, and at the time of such removal no Default or Event of Default exists. The Company shall remove the Trustee if:

              (1)  the Trustee fails to comply with Section 7.10;

              (2)  the Trustee is adjudged bankrupt or insolvent;

              (3) a receiver or other public officer takes charge of the Trustee or its property; or

              (4)  the Trustee otherwise becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Noteholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.7.

         If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate principal amount of the Notes at the time outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 7.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         Upon the appointment and acceptance of a successor Trustee, and the presentment of reasonable documentation by the resigning or removed Trustee to the Company, all fees, charges and expenses of the resigning or removed Trustee shall become immediately due and payable. The resigning or removed Trustee shall have no liability for the acts or omissions of any successor Trustee hereunder.

         Section 7.9 SUCCESSOR TRUSTEE BY MERGER. Except as otherwise provided in Section 7.8(1) or 7.8(4), if the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

         Section 7.10 ELIGIBILITY; DISQUALIFICATION. The Trustee shall at all times satisfy the requirements of Trust Indenture Act Section 310(a)(1), (2) and (5). The Trustee shall have (or, in the case of a corporation included in a bank holding company system, the related bank holding company shall have) a combined capital and surplus of at least $50,000,000 as set forth in its or such holding company's most recent published annual report of condition. The Trustee shall comply with Trust Indenture Act Section 310(b), including the optional provision permitted by the second sentence of Trust Indenture Act Section 310(b)(9). In determining whether the Trustee has conflicting interests as defined in Trust Indenture Act Section 310(b)(1), the provisions contained in the proviso to Trust Indenture Act Section 310(b)(1) shall be deemed incorporated herein.

         Section 7.11 PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. The Trustee shall comply with Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act Section 311(b). A trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated therein.


                                     ARTICLE VIII

                                CONCERNING THE HOLDERS

         Section 8.1 ACTION BY HOLDERS. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, or (b) by the record of the Holders voting in favor thereof at any meeting of Noteholders duly called and held in accordance with the provisions of Article IX, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders. Whenever the Company or the Trustee solicits the taking of any action by the Holders, the Company or the Trustee shall fix in advance of such solicitation, a date as the record date for determining Holders entitled to take such action. The record date shall be not more than fifteen (15) days prior to the date of commencement of solicitation of such action.

         Section 8.2 PROOF OF EXECUTION BY NOTEHOLDERS. Subject to the provisions of Sections 7.1, 7.2 and 9.6, proof of the execution of any instrument by a Noteholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the registry of such Notes or by a certificate of the Note registrar.

         The record of any Noteholders' meeting shall be proved in the manner provided in Section 9.6.

         Section 8.3 WHO ARE DEEMED ABSOLUTE OWNERS. The Company, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Registrar may deem the Person in whose name such Note shall be registered upon the Note register to be, and may treat such person as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Note, for conversion of such Note and for all other purposes; and neither the Company nor the Trustee nor any Paying Agent nor any Conversion Agent nor any authenticating agent nor any Registrar shall be affected by any notice to the contrary. All such payments so made to any Holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note.

         Section 8.4 REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND. At any time prior to (but not after) the evidencing to the Trustee, as provided in
Section 8.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any Noteholder which is shown by the evidence to be included in the Notes the Holders of which have consented to such action may, by filing written notice with the Company or with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.2, revoke such action so far as it concerns such Note. Except as aforesaid, any such action taken by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.

                                      ARTICLE IX

                                NOTEHOLDERS' MEETINGS

         Section 9.1 PURPOSE OF MEETINGS. A meeting of Noteholders may be called at any time and from time to time pursuant to the provisions of this
Article IX for any of the following purposes:

         (a) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any Default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to any of the provisions of Article VI;

         (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VII;

         (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.2; or

         (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

         Section 9.2 CALL OF MEETINGS BY TRUSTEE. The Trustee may at any time call a meeting of Noteholders to take any action specified in Section 9.1, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 8.1, shall be mailed to Noteholders at their addresses as they shall appear on the Note register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than twenty (20) nor more than ninety (90) days prior to the date fixed for the meeting.

         Any meeting of Noteholders shall be valid without notice if the Holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the Holders of all Notes outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

         Section 9.3 CALL OF MEETINGS BY COMPANY OR NOTEHOLDERS. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the Holders of at least ten percent in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Noteholders may determine the time and the place at any location for such meeting and may call such meeting to take any action authorized in Section 9.1, by mailing notice thereof as provided in Section 9.2.

         Section 9.4 QUALIFICATIONS FOR VOTING. To be entitled to vote at any meeting of Noteholders a Person shall (a) be a Holder of one or more Notes on the record date pertaining to such meeting or (b) be appointed by an instrument in writing as proxy by a Holder of one or more Notes. The only Persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the Persons entitled to vote at such meeting and their counsel and any representative of the Trustee and its counsel and any representatives of the Company and its counsel.

         Section 9.5 REGULATIONS. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Noteholders as provided in Section 9.3, in which case the Company or the Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote at the meeting.

         Subject to the provisions of Section 8.4, at any meeting each Noteholder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by such Noteholder; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by such chairman or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Noteholders. Any meeting of Noteholders duly called pursuant to the provisions of Section 9.2 or 9.3 may be adjourned from time to time by the Holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         Section 9.6 VOTING. The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballot on which shall be subscribed the signatures of the Holders of Notes or of their representatives by proxy and the principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in
Section 9.2. The record shall show the principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         Section 9.7  NO DELAY OF RIGHTS BY MEETING.  Nothing in this Article
IX contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Noteholders under any of the provisions of this Indenture or of the Notes.

                                      ARTICLE X

                               SUPPLEMENTAL INDENTURES

         Section 10.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS. The Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

         (a) to make provision with respect to the conversion rights of the Noteholders pursuant to the requirements of Section 14.6;

         (b) subject to Article IV, to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Notes, any property or assets;

         (c) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article XI;

         (d) to add to the covenants of the Company such further covenants, restrictions or conditions as the Company and the Trustee shall consider to be for the benefit of the Holders, and to make the occurrence, or the occurrence and continuance, of a Default in any such additional covenants, restrictions or conditions a Default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; PROVIDED, HOWEVER, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

         (e) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not adversely affect the interest of any Holder of the Notes;

         (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes; or

         (g)  to comply with the Trust Indenture Act.

         The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provision of this Section
10.1 may be executed by the Company and the Trustee without notice to or consent of the Holders, notwithstanding any of the provisions of Section 10.2.

         Section 10.2  SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS.
With the consent (evidenced as provided in Article VIII) of the Holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the Noteholders; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holders of each Note affected thereby (A) (i) extend the fixed maturity of any Note, (ii) reduce the rate or extend the time of payment of interest thereon, (iii) reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, (iv) make any changes that could alter the rights of Holders to waive defaults or Events of Defaults, or to receive payment of the Notes; (v) waive a default in the payment of the principal of a premium or interest on any Note, (vi) make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than cash, (vii) modify the provisions of this Indenture with respect to the subordination of the Notes in a manner adverse to the Noteholders in any material respect, (viii) change the obligation of the Company to repurchase any Note upon the occurrence of a Change in Control in a manner adverse to the Noteholders, (ix) impair the right to convert the Notes into Common Stock subject to the terms set forth herein, including Section 14.6, in a manner adverse to the Holders, without the consent of the Holder of each Note so affected, or (B) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture.

         Upon the request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or an Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of written evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture, unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         After an amendment, supplement or waiver under this Section 10.2 becomes effective, the Company shall mail to the

Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

         It shall not be necessary for the consent of the Noteholders under this Section 10.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 10.3 EFFECT OF SUPPLEMENTAL INDENTURE. Any supplemental indenture executed pursuant to the provisions of this Article X shall comply with the Trust Indenture Act, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article X, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 10.4 NOTATION ON NOTES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article X may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 16.12) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

         Section 10.5 EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE FURNISHED TRUSTEE. The Trustee, subject to the provisions of Sections 7.1 and
7.2 shall be entitled to an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article X.


                                      ARTICLE XI

                  CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

         Section 11.1 COMPANY MAY CONSOLIDATE ETC. ON CERTAIN TERMS. Subject to the provisions of Section 11.2 and Article XV, nothing contained in this Indenture or in any Note shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, transfer, conveyance or lease (or successive sales, transfers, conveyances or leases) of all or substantially all of the property and assets of the Company, to any other corporation (whether or not affiliated with the Company), authorized to acquire and operate the same and which, in each case, shall be organized under the laws of the United States of America, any state thereof or the District of Columbia; PROVIDED, that upon any such consolidation, merger, sale, conveyance or lease, either (a) the Company is the surviving corporation or (b) the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed, by supplemental indenture reasonably satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the corporation which shall have acquired or leased such property, and such supplemental indenture shall provide for the applicable conversion rights set forth in Section 14.6; and PROVIDED FURTHER, that immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

         For purposes of this Section 11.1, a sale, transfer, conveyance or lease (or successive sales, transfer, conveyances or leases) of all or substantially all of the Company's property and assets shall include a sale, transfer, conveyance or lease (for successive sales, transfers, conveyances or leases) of all or substantially all of any one or more of the Company's Subsidiaries' properties and assets, which properties and assets, if held by the Company instead of such Subsidiary or Subsidiaries, would constitute all or substantially all of the Company's property and assets on a consolidated basis.

         Section 11.2 SUCCESSOR CORPORATION TO BE SUBSTITUTED. In case of any such consolidation, merger, sale, conveyance or lease and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the Company Order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale or conveyance (but not in the event of any such lease), the person named as the "Company" in the first paragraph of this Indenture or any successor which shall thereafter have become such in the manner prescribed in this Article XI may be dissolved, wound up and liquidated at any time thereafter and such person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture.

         In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

         Section 11.3 OPINION OF COUNSEL TO BE GIVEN TRUSTEE. The Trustee, subject to Sections 7.1 and 7.2, shall be entitled to receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article XI.


                                     ARTICLE XII

                       SATISFACTION AND DISCHARGE OF INDENTURE

         Section 12.1 DISCHARGE OF INDENTURE. When (a) the Company shall deliver to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes which have been destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) and not theretofore cancelled, or (b) all the Notes not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption of all of the Notes (other than any Notes which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Notes, (ii) rights hereunder of Noteholders to receive payments of principal of and premium, if any, and interest on, the Notes and the other rights, duties and obligations of Noteholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, obligations and immunities of the Trustee hereunder, including, without limitation, the Trustee's right to compensation and indemnity under Section 7.7 hereof), and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 16.5 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Notes.

         Section 12.2  DEPOSITED MONIES TO BE HELD IN TRUST BY TRUSTEE.
Subject to Section 12.4, all monies deposited with the Trustee pursuant to
Section 12.1 and not in violation of Article IV shall be held in trust for the sole benefit of the Noteholders and not to be subject to the subordination provisions of Article IV, and such monies shall be applied by the Trustee to the payment, either directly or through any Paying Agent (including the Company if acting as its own Paying Agent), to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and premium, if any.

         Section 12.3 PAYING AGENT TO REPAY MONIES HELD. Upon the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent (other than the Trustee) shall, upon written request of the Company, be repaid to the Company or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

         Section 12.4 RETURN OF UNCLAIMED MONIES. Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of, premium, if any, or interest on Notes and not applied but remaining unclaimed by the Holders of Notes for two years after the date upon which the principal of, premium, if any, or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies; and the Holder of any of the Notes shall thereafter look only to the Company for any payment which such Holder may be entitled to collect unless an applicable abandoned property law designates another Person.

         Section 12.5 REINSTATEMENT. If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 12.2 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 12.1 until such time as the Trustee or the Paying Agent is permitted to apply all such money in accordance with Section 12.2; PROVIDED, HOWEVER, that if the Company makes any payment of interest on or principal of any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.


                                     ARTICLE XIII

                       IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                                OFFICERS AND DIRECTORS

         Section 13.1 INDENTURE AND NOTES SOLELY CORPORATE OBLIGATIONS. No recourse for the payment of the principal of or premium, if any, or interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporations, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.


                                     ARTICLE XIV

                                 CONVERSION OF NOTES

         Section 14.1 RIGHT TO CONVERT. Subject to and upon compliance with the provisions of this Indenture, a Holder shall have the right, at such Holder's option, at any time prior to the close of business on July 15, 2002 (except that, with respect to any Note or portion of a Note which shall be called for redemption, such right shall terminate, except as provided in Section
14.2 or Section 3.4, at the close of business on the Redemption Date of such Note or portion of a Note, or such earlier date as the Holder presents the Note for redemption, unless the Company shall default in payment due upon redemption thereof, in which case, the conversion right shall terminate at the close of business on the date such default is cured and such Note is redeemed) to convert the principal amount of any such Note, or any portion of such principal amount which is $1,000 or an integral multiple thereof, into that number of fully paid and nonassessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the principal amount of the Note or portion thereof surrendered for conversion by the Conversion Price in effect at such time, by surrender of the Note so to be converted in whole or in part, together with any required funds, in the manner provided in Section 14.2. A Holder is not entitled to any rights of a holder of Common Stock until such Holder has converted such Holder's Notes to Common Stock, and only to the extent such Notes are deemed to have been converted to Common Stock under this Article XIV.

         Section 14.2 EXERCISE OF CONVERSION PRIVILEGE; ISSUANCE OF COMMON STOCK ON CONVERSION; NO ADJUSTMENT FOR INTEREST OR DIVIDENDS. In order to exercise the conversion privilege with respect to any Note, the Holder of such Note shall surrender such Note, duly endorsed, at an office or agency maintained by the Company pursuant to Section 5.2, accompanied by the funds, if any, required by the last paragraph of this Section 14.2, and shall give written notice of conversion in the form provided on the Notes (or such other notice which is acceptable to the Company) to the office or agency that the Holder elects to convert such Note or the portion thereof specified in said notice. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 14.7. Each such Note surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Note, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder or his duly authorized attorney.

         As promptly as practicable after satisfaction of the requirements for conversion set forth above, the Company shall issue and shall deliver to such Holder at the office or agency maintained by the Company for such purpose pursuant to Section 5.2, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Note or portion thereof in accordance with the provisions of this Article XIV and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 14.3. In case any Note of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to Section 2.3, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of the Note so surrendered, without charge to him, a new Note or Notes in authorized denominations in an aggregated principal amount equal to the unconverted portion of the surrendered Note.

         Each conversion shall be deemed to have been effected as to any such Note (or portion thereof) on the date on which the requirements set forth above in this Section 14.2 have been satisfied as to such Note (or portion thereof), and the Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares of Common Stock represented thereby; PROVIDED, HOWEVER, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Note shall be surrendered.

         If any Holder surrenders a Note for conversion during the period from the close of business on the Record Date for any Interest Payment Date to the close of business on the Business Day next preceding the following Interest Payment Date, then notwithstanding such conversion, the interest payable on such Interest Payment Date will be paid to the Holder of record on such Record Date. However, in such event, such Note, when surrendered for conversion, must be accompanied by delivery of a check or draft payable in an amount equal to the interest payable on such Interest Payment Date on the portion so converted; PROVIDED, HOWEVER, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Notes. Notwithstanding the foregoing, if any Note is called for redemption on an Interest Payment Date and such Note is surrendered for conversion at any time during the 10 business days immediately preceding the date fixed for redemption, interest shall accrue on such Note through, but not including, the date fixed for redemption and shall be payable on such Redemption Date to the Person who surrenders such Note for conversion, and the conversion date of such Note will be deemed to be the Redemption Date. In such event, no check or draft payable in an amount equal to the interest payable shall accompany the Note on surrender. Except as provided above in this Section 14.2, no adjustment shall be made for interest accrued on any Note converted or for dividends on any shares issued upon the conversion of such Note as provided in this Article XIV.

         Section 14.3 CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of Common Stock would be issuable upon the conversion of any Note or Notes, the Company shall make an adjustment and payment therefor in cash at the current market value thereof to the Holder of Notes. The current market value of a share of Common Stock shall be the Closing Price on the first Trading Day immediately preceding the day on which the Notes (or specified portions thereof) are deemed to have been converted.

         Section 14.4 CONVERSION PRICE. The conversion price shall be as specified in the form of Note (herein called the "CONVERSION PRICE") attached as Exhibit A hereto, subject to adjustment as provided in this Article XIV.

         Section 14.5 ADJUSTMENT OF CONVERSION PRICE. The Conversion Price shall be adjusted from time to time by the Company as follows:

         (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company. If any dividend or distribution of the type described in this Section 14.5(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

         (b) In case the Company shall issue rights or warrants to all or substantially all holders of its outstanding shares of Common Stock entitling them (for a period expiring within 45 days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share less than the Current Market Price (as defined below) on the date fixed for determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the total number of additional shares of Common Stock offered for subscription or purchase. Such adjustments shall be successively made whenever any such rights and warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consider-ation, if other than cash, to be determined by the Board of Directors.

         (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

         (d) In case the Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 14.5(a) applies) or evidences of its indebtedness or other non-cash assets (including securities, but excluding any rights or warrants referred to in Section 14.5(b), and excluding any dividend or distribution paid exclusively in cash (any of the foregoing hereinafter in this Section 14.5(d) called the "SECURITIES")), then, in each such case the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect on the Record Date with respect to such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on such Record Date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) on the Record Date of the portion of the Securities so distributed applicable to one share of Common Stock and the denominator shall be the Current Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following such Record Date; PROVIDED, HOWEVER, that in the event the then fair market value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion the amount of Securities such Holder would have received had such Holder converted each Note on the Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 14.5(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price of the Common Stock.

         In the event the Company implements a stockholder rights plan, such rights plan shall provide that upon conversion of the Notes the Holders will receive, in addition to the Common Stock issuable upon such conversion, the rights issued under such rights plan (notwithstanding the occurrence of an event causing such rights to separate from the Common Stock at or prior to the time of conversion).

         Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("TRIGGER EVENT"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 14.5 (and no adjustment to the Conversion Price under this Section 14.5 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Price shall be made under this Section 14.5(d). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 14.5 was made, (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all


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

holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

         For purposes of this Section 14.5(d) and Sections 14.5(a) and (b), any dividend or distribution to which this Section 14.5(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both) referred to in Section 14.5(b), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights or warrants (and any Conversion Price reduction required by this Section 14.5(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price reduction required by Sections 14.5(a) and (b) with respect to such dividend or distribution shall then be made), except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution" and "the date fixed for such determination" within the meaning of Sections 14.5(a) and
(b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 14.5(a).

         (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any quarterly cash dividend on the Common Stock to the extent that the aggregate cash dividend per share of Common Stock in any fiscal quarter does not exceed the greater of (i) the amount per share of Common Stock of the next preceding quarterly cash dividend on the Common Stock to the extent that such preceding quarterly dividend did not require any adjustment of the conversion price pursuant to this clause (e) (as adjusted to reflect subdivisions or combinations of the Common Stock), and (ii) 3.75% of the average of the daily Closing Prices of the Common Stock for the 10 consecutive Trading Days immediately prior to the date of declaration of such dividend, and excluding any dividend or distribution in connection with the liquidation, dissolution or winding up of the Company) the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date for such distribution by a fraction of which the numerator shall be the Current Market Price of the Common Stock on the Record Date less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Common Stock and the denominator shall be such Current Market Price of the Common Stock, such


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

reduction to be effective immediately prior to the opening of business on the day following the Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

         (f) For purposes of this Section 14.5, the following terms shall have the meaning indicated:

              (1) "CLOSING PRICE" with respect to any securities on any day shall mean the closing sale price regular way on such day or, in the case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the Nasdaq National Market, or, if such security is not quoted on such quotation system, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive.

              (2) "CURRENT MARKET PRICE" shall mean the average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to the date in question; PROVIDED, HOWEVER, that (1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 14.5(a), (b), (c),
    (d) or (e) occurs during such ten consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be


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

    adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 14.5(a), (b), (c), (d) or (e) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or
    (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof in a manner consistent with any determination of such value for purposes of
    Section 14.5(d), whose determination shall be conclusive and described in a resolution of the Board of Directors or such duly authorized committee thereof, as the case may be) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under Section 14.5(e), the Current Market Price of the Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of Common Stock for such day and the next two succeeding Trading Days; PROVIDED, HOWEVER, that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 14.5(a), (b), (c), (d) or (e) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and
    (3) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer.

              (3) "FAIR MARKET VALUE" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.


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

              (4) "RECORD DATE" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

              (5) "TRADING DAY" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or another national security exchange is open for business or (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made on thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

         (g) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 14.5(a), (b), (c), (d) or (e), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

         To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least twenty (20) Business Days, the reduction is irrevocable during the period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to Holders of record of the Notes a notice of the reduction at least fifteen (15) days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

         (h) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; PROVIDED, HOWEVER, that any adjustments which by reason of this Section 14.5(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article XIV shall be made by the Company and shall be made


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

to the nearest cent or to the nearest one thousandth of a share, as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest. To the extent the Notes become convertible into cash, assets, property or securities (other than capital stock of the Company), no adjustment need be made thereafter as to the cash, assets, property or such securities. Interest will not accrue on the cash.

         (i) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the Holder of each Note at his last address appearing on the Note register, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

         (j) In any case in which this Section 14.5 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder of any Note converted after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and
(ii) paying to such Holder any amount in cash in lieu of any fraction pursuant to Section 14.3.

         (k) For purposes of this Section 14.5, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

         Section 14.6 EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a subdivision or combination to which Section 14.5(c) applies), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including


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

cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that such Notes shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Notes (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Notes) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock did not exercise such holder's rights of election, if any, as to the kind or amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purposes of this Section 14.6 the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article.

         The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder of Notes, at his address appearing on the Note register provided for in Section 2.5 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

         The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.


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

         If this Section 14.6 applies to any event or occurrence, Section 14.5 shall not apply.

         Section 14.7 TAXES ON SHARES ISSUED. The issue of stock certificates on conversions of Notes shall be made without charge to the converting Noteholder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the Holder of any Note converted, and, in such event, the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax had been paid.

         Section 14.8 RESERVATION OF SHARES; SHARES TO BE FULLY PAID; COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS; LISTING OF COMMON STOCK. The Company shall reserve, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for the conversion of the Notes from time to time as such Notes are presented for conversion.

         Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Notes, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

         The Company covenants that all shares of Common Stock which may be issued upon conversion of Notes will upon issue be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

         The Company covenants that if any shares of Common Stock to be provided for the purpose of conversion of Notes hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

         The Company further covenants that if at any time the Common Stock shall be listed on The Nasdaq National Market, the New York Stock Exchange or any other national securities exchange the Company will, if permitted by the rules of such exchange, list and keep listed so long as the Common Stock shall be so listed on such exchange, all Common Stock issuable upon conversion of the Notes.


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

         Section 14.9 RESPONSIBILITY OF TRUSTEE. The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Notes to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other Conversion Agent make no representations with respect thereto. Subject to the provisions of Section 7.1, neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to calculate or determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 14.6 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Noteholders upon the conversion of their Notes after any event referred to in such Section 14.6 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.1, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

         Section 14.10  NOTICE TO HOLDERS PRIOR TO CERTAIN ACTIONS.  In case:

              (1) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Price pursuant to Section 14.5; or

              (2) the Company shall authorize the granting to all or substantially all the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

              (3) of any reclassification or reorganization of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par


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

    value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

              (4) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each Holder of Notes, as promptly as possible but in any event at least fifteen (15) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, or rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.


                                      ARTICLE XV

                              REPURCHASE OF NOTES AT THE
                     OPTION OF THE HOLDER UPON CHANGE IN CONTROL

         Section 15.1 RIGHT TO REQUIRE REPURCHASE. In the event that a Change in Control (as hereinafter defined) shall occur, then each Holder shall have the right, at the Holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Notes, or any portion of the principal amount thereof that is an integral multiple of $1,000 (provided that no single Note may be repurchased in part unless the portion of the principal amount of such Note to be outstanding after such repurchase is equal to $1,000 or an integral multiple of $1,000), on the date (the "REPURCHASE DATE") that is 30 days after the date of the Company Notice (as defined in Section 15.2) for cash at a purchase price equal to 100% of the principal amount (the "REPURCHASE PRICE"), plus interest accrued and unpaid to, but excluding, the Repurchase Date; PROVIDED that if the Repurchase Date is on an Interest Payment Date, then the interest payable on such date shall be paid to the Holder of record of the Note on the


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

next preceding Record Date. Whenever in this Indenture there is a reference, in any context, to the principal of any Note as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Note to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made.

         Section 15.2 NOTICES; METHOD OF EXERCISING REPURCHASE RIGHT, ETC. In the event that, pursuant to Section 15.1, the Company shall be required to commence an irrevocable and unconditional offer to purchase the Notes, the following procedures shall apply:

         (a) Unless the Company shall have theretofore called for redemption all of the outstanding Notes pursuant to Article III, on or before the 10th day after the occurrence of a Change in Control, the Company shall give to all Holders written notice (the "COMPANY NOTICE") of the occurrence of the Change in Control and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

         Each Company Notice shall state:

                   (i)   the Repurchase Date,

                   (ii) the date by which the repurchase right must be exercised,

                   (iii) the Repurchase Price,

                   (iv) a description of the procedure which a Holder must follow to exercise a repurchase right,

                   (v) that on the Repurchase Date the Repurchase Price will become due and payable upon each such note designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date,

                   (vi) the Conversion Price, the date on which the right to convert the Notes to be repurchased will terminate and the places where such Notes may be surrendered for conversion, and

                   (vii) the place or places where such Notes are to be surrendered for payment of the Repurchase Price and accrued interest, if any.


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

         No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Notes.

         If any of the foregoing provisions or other provisions of this Article are inconsistent with applicable law, such law shall govern.

         (b) To exercise a repurchase right, a Holder shall deliver to the Trustee or any Paying Agent on or before the Repurchase Date (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Notes to be repurchased (and, if any Note is to be repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased and the name of the Person in which the portion thereof to remain outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby, and (ii) the Notes with respect to which the repurchase is being exercised.

         (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee or the Paying Agent the Repurchase Price in cash, together with accrued and unpaid interest to, but excluding, the Repurchase Date payable with respect to the Notes as to which the purchase right has been exercised. On the Repurchase Date and upon deposit of the Repurchase Price in cash with the Trustee or Paying Agent, the Trustee or Paying Agent will make payment to the Noteholder on the Repurchase Date in the manner specified pursuant to Section 15.2.

         (d) If any Note (or portion thereof) is surrendered for repurchase to be paid on the Repurchase Date, the principal amount of such Note (or portion thereof, as the case may be) shall, until paid, bear interest from the Repurchase Date at the rate borne by the Notes, and each Note shall remain convertible into Common Stock until the principal of such Note (or portion thereof, as the case may be) shall have been paid or duly provided for.

         (e) Any Note which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the portion of the principal of the Note so surrendered that was not repurchased.

         (f) Any Holder that has delivered to the Trustee its written notice exercising its right to require the Company to repurchase its Notes upon a Change in Control shall have the right to withdraw such notice at any time prior to the close of business on the Repurchase Date by delivery of a written notice of withdrawal to the Trustee prior to the close of business on such date. A
Note in respect of which a Holder is exercising its option to require repurchase upon a Change in Control may be converted into Common Stock in accordance with
Article XIV only if such Holder withdraws its notice in accordance with the preceding sentence.

         Section 15.3 CERTAIN DEFINITIONS. For purposes of this Article XV only,

              (1) the term "BENEFICIAL OWNER" shall be determined in accordance with Rule 13d-3 promulgated by the Commission pursuant to the Exchange Act; and

              (2) the term "PERSON" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act.

         Section 15.4 CHANGE IN CONTROL. A "CHANGE IN CONTROL" shall be deemed to have occurred at such time after the original issuance of the Notes as:

                   (i) the acquisition by any Person (including any syndicate or group deemed to be a "person" under Section 13(d)(3) or 14(d)(2) of the Exchange Act or any successor provision) of beneficial ownership, directly or indirectly, through a purchase, merger, or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such Person to exercise more than 50% of the total voting power of all shares of capital stock of the Company entitling the holders thereof to vote generally in elections of directors; or

                   (ii) any consolidation of the Company, with, or merger of the Company into, any other Person, any merger of another Person into the Company, or any sale, lease, or exchange, in one transaction or a series of related transactions, of all or substantially all of the property and assets of the Company to another Person (other than (a) any such transaction pursuant to which the holders of 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in the election of directors immediately prior to such transaction has, directly or indirectly, at least 50% or more of the total voting power of all shares of capital stock of the continuing or surviving corporation entitled to vote generally in elections of directors of the continuing or surviving corporation immediately after such transaction, and (b) a merger which (1) does not result in any reclassification, conversion, exchange, or cancellation of outstanding shares of capital stock of the Company or (2) is effected primarily to change the jurisdiction of incorporation of the Company and results in reclassification, conversion, or exchange of outstanding shares of Common Stock solely into shares of Common Stock of the surviving entity);

provided, however, that a Change in Control shall not be deemed to have occurred if the Closing Price per share of the Common Stock for any 10 Trading Days within the period of 20 consecutive Trading Days ending immediately before the occurrence of the event that would otherwise constitute a Change in Control shall equal or exceed 105% of the conversion price of the Notes in effect on each such Trading Day.


                                     ARTICLE XVI

                               MISCELLANEOUS PROVISIONS

         Section 16.1 SUCCESSORS. All agreements of the Company in this Indenture and the Notes shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

         Section 16.2 OFFICIAL ACTS BY SUCCESSOR CORPORATION. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

         Section 16.3 NOTICES. Any notice or communication shall be in writing and delivered in person, by overnight delivery service or mailed by first-class mail, postage prepaid, addressed as follows:

         if to the Company:

              Dura Pharmaceuticals, Inc.
              5880 Pacific Center Boulevard
              San Diego, California  92121
              Attention:  General Counsel

         if to the Trustee:

              Chase Trust Company of California
              101 California Street
              Suite 2725
              San Francisco, California  94111
              Attn:  Corporate Trust Administration

         The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Noteholder shall be mailed to such Holder by overnight delivery service or by first class mail, postage prepaid, at his address as it appears on the Note register and shall be sufficiently given to such Holder if so delivered or mailed with the time prescribed.

         Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         Section 16.4 GOVERNING LAW. This Indenture and the Notes shall be governed by and construed in accordance with the laws of the state of New York, as applied to contracts made and performed within the state of New York, without regard to principles of conflict of laws.

         Section 16.5  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.
Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

              (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

              (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Section 16.6 STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Each Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

              (1) a statement that each person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

              (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

              (3) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (4) a statement that, in the opinion of such person, such covenant or condition has been complied with.

         Section 16.7 LEGAL HOLIDAYS. A "Legal Holiday" is any day other than a Business Day. If any specified date (including a date for giving notice) is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday, and to the extent applicable no interest, if any, shall accrue for the intervening period.

         Section 16.8 TRUST INDENTURE ACT CONTROLS. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

         Section 16.9 NO SECURITY INTEREST CREATED. Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its subsidiaries is located.

         Section 16.10 BENEFITS OF INDENTURE. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any authenticating agent, any Note registrar and their successors hereunder, the Holders of Notes and the holders of Senior Indebtedness, any benefit or any legal for equitable right, remedy or claim under this Indenture.

         Section 16.11 TABLE OF CONTENTS, HEADINGS, ETC. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 16.12 AUTHENTICATING AGENT. The Trustee may appoint an authenticating agent which shall be authorized to act on its behalf and subject to its direction in the authenticating and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.2, 2.6, 2.7, 2.9, 3.3, 14.2 and 15.2, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a person eligible to serve as trustee hereunder pursuant to Section 7.9.

         Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticated agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this
Section 16.12, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

         Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture, and upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Company and shall mail notice of such appointment of a successor authenticating agent to all Holders of Notes as the names and addresses of such Holders appear on the Note register.

         The Trustee agrees to pay to the authenticating agent from time to time reasonable compensation for its services (to the extent pre-approved by the Company in writing), and the Trustee shall be entitled to be reimbursed for such pre-approved payments, subject to Section 7.6.

         The provisions of Sections 7.2, 7.3, 7.4, 8.3 and this Section 16.12 shall be applicable to any authenticating agent.

         Section 16.13 SEVERABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 16.14 RULES BY TRUSTEE, PAYING AGENT, CONVERSION AGENT AND REGISTRAR. The Trustee may make reasonable rules for action by or a meeting of the Noteholders. The Registrar, Conversion Agent and the Paying Agent may make reasonable rules for their functions.

         Section 16.15 NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Notes.

         Section 16.16 EXECUTION IN COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         Section 16.17 QUALIFICATION OF INDENTURE. The Company shall qualify this Indenture under the Trust Indenture Act and shall pay all reasonable costs and expenses (including reasonable attorneys' fees for the Company and the Trustee) incurred in connection therewith, including, but not limited to, reasonable costs and expenses of qualification of the Indenture and the Securities and printing this Indenture and the Securities. The Trustee shall be entitled to receive from the Company any such Officers' Certificates, Opinions of Counsel or other documentation as it may reasonably request in connection with any such qualification of this Indenture under the TIA.

         Chase Trust Company of California hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly signed, all as of the date first written above.

                                  DURA PHARMACEUTICALS, INC.



                                  By: /s/ Cam L. Garner
                                      -------------------------------

                                  Name: Cam L. Garner
                                  Title: Chairman of the Board,
                                         President and Chief
                                         Executive Officer





                                  CHASE TRUST COMPANY OF CALIFORNIA
                                  not in its individual capacity
                                  but solely as Trustee





                                  By: /s/ R. T. Maravilla
                                      -------------------------------
                                  Name: R.T. Maravilla
                                  Title: Assistant Vice President

                                      EXHIBIT A



                              DURA PHARMACEUTICALS, INC.

                     31/2% CONVERTIBLE SUBORDINATED NOTE DUE 2002


No. __                                                         CUSIP 26632S AA 7


         Dura Pharmaceuticals, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to _____________________, or registered assigns, the principal sum of __________ ($__________) on July 15, 2002, at the office or agency of the Company maintained for that purpose in The City of New York, or, at the option of the holder of this Note, at the Corporate Trust Office, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on January 15 and July 15 of each year, commencing January 15, 1998, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 3 1/2%, from January 15 or July 15, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the Notes, in which case from July 30, 1997, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any January 1 or July 1, as the case may be, and before the following January 15 or July 15, this Note shall bear interest from such January 15 or July 15; PROVIDED, HOWEVER, that if the Company shall default in the payment of interest due on such January 15 or July 15, then this Note shall bear interest from the next preceding January 15 or July 15 to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on such Note, from July 30, 1997. The interest payable on the Note pursuant to the Indenture on any January 15 or July 15 will be paid to the person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the record date, which shall be the January 1 or July 1 (whether or not a Business Day) next preceding such January 15 or July 15, as provided in the Indenture; PROVIDED that any such interest not punctually paid or duly provided for shall cease to be payable to the holder on the relevant regular record date by virtue of having been such holder and shall be payable as provid-ed in the Indenture. Interest may, at the option of the Company, be paid by check mailed to the registered address of such person, or in such other manner as may be acceptable to the Company upon the written order of such person, forwarded to the Trustee or the Company no later than 15 days prior to the relevant payment date.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions subordinating the payment of principal of and premium, if any, and interest on the Notes to the prior payment in full of all Senior Indebtedness, as defined in the Indenture, and provisions giving the holder of this Note the right to convert this Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.



Dated:                            DURA PHARMACEUTICALS, INC.


                                  By:________________________________



[SEAL]                            Attest:____________________________



TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in
the within-named Indenture.


CHASE TRUST COMPANY OF CALIFORNIA, not in its individual capacity but solely as Trustee


By:________________________________
   Authorized Signatory


By:________________________________
   As Authenticating Agent
   (if different from Trustee)

                              [FORM OF REVERSE OF NOTE]

                              DURA PHARMACEUTICALS, INC.

                     3 1/2% CONVERTIBLE SUBORDINATED NOTE DUE 2002


         This Note is one of a duly authorized issue of Notes of the Company, designated as its 3 1/2% Convertible Subordinated Notes due 2002 (the "Notes"), issued pursuant to an indenture, dated as of July 30, 1997 (the "Indenture"), between the Company and Chase Trust Company of California, not in its individual capacity but solely as trustee (the "Trustee," which term includes any successor trustee pursuant to the Indenture). Reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes.

         In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the holders of each Note affected thereby (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, or make any changes that could alter the rights of holders to waive defaults or Events of Default or to receive payment of the Notes, or waive a default in the payment of the principal of or premium or interest on any Note, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Note, or modify the provisions of the Indenture with respect to the subordination of the Notes in a manner adverse to the Noteholders in any material respect, or change the obligation of the Company to repurchase any Note upon the occurrence of a Change in Control in a manner adverse to the holder of the Notes, or impair the right to convert the Notes into Common Stock subject to the terms set forth in the Indenture, in a manner adverse to the holders, without the consent of the holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture. It is also provided in the Indenture that the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest or any premium on or the principal of any of the Notes, a default in the payment of the redemption price (including accrued and unpaid interest) pursuant to Article III or repurchase price pursuant to Article XV, a failure by the Company to convert any Notes into Common Stock of the Company or a default in respect of a covenant or provisions of the Indenture which under Article X cannot be modified or amended without the consent of each holder affected thereby. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitute hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

         The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture, expressly subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, as defined in the Indenture, whether outstanding at the date of the Indenture or thereafter incurred, and this Note is issued subject to the provisions of the Indenture with respect to such subordination. Each holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee on such holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee such holder's attorney-in-fact for such purpose.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

         Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

         The Notes are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

         The Notes will not be redeemable at the option of the Company prior to July 15, 2000. At any time thereafter, and prior to maturity, the Notes may be redeemed at the option of the Company as a whole, or from time to time in part, upon mailing a notice of such redemption not less than 15 nor more than 60 days before the date fixed for redemption to the holders of Notes at their last registered addresses, all as provided in the Indenture, at the following optional redemption prices (expressed as a percentage of the principal amount), together in each case with accrued and unpaid interest to, but excluding, the date fixed for redemption.

         If redeemed during the 12-month period beginning July 15:

                                                      Redemption
              Year                                       Price
              ----                                       -----
              2000. . . . . . . . . . . . . . . . . .    101.40%
              2001. . . . . . . . . . . . . . . . . .    100.70


         The Notes are not subject to redemption through the operation of any sinking fund.

         If a Change in Control (as defined in the Indenture) occurs, the holder of this Note shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase this Note or any portion of the principal amount hereof that is an integral multiple of $1,000 for cash at a Repurchase Price equal to 100% of the principal amount plus accrued and unpaid interest to, but excluding, the Repurchase Date; PROVIDED that if such Repurchase Date is January 15 or July 15, then the interest payable on such date shall be paid to the holder of record of the Note on the next preceding January 1 or July 1, respectively. Unless the Company shall have theretofore called for redemption all of the outstanding Notes pursuant to Article III of the Indenture, on or before the 10th day after the occurrence of a Change in Control, the Company shall give to all holders of Notes written notice of the occurrence of the Change in Control and of the repurchase right set forth in the Indenture arising as a result thereof.

         Subject to the provisions of the Indenture, the holder hereof has the right, at its option, at any time prior to the close of business on July 15, 2002, or, as to all or any portion hereof called for redemption, prior to the close of business on the Business Day immediately preceding the date fixed for redemp-tion or such earlier date as the holder presents the Note for redemption (unless the Company shall default in payment due upon redemption thereof), to convert the principal amount hereof or any portion of such principal amount which is $1,000 or an integral multiple thereof, into that number of shares of the Company's Common Stock, as said shares shall be constituted at the date of conversion, obtained by dividing the principal amount of this Note or portion thereof to be converted by the Conversion Price of $50.635 or such Conversion Price as adjusted from time to time as provided in the Indenture, upon surrender of this Note, together with a conversion notice as provided in the Indenture, to the Company at the office or agency of the Company maintained for that purpose in The City of New York, or at the option of such holder, the Corporate Trust Office, and, unless the shares issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by such holder's duly authorized attorney. No adjustment in respect of interest or dividends will be made upon any conversion; PROVIDED, HOWEVER, that if this Note shall be surrendered for conversion during the period from the close of business on any record date for the payment of interest to the close of business on the Business Day preceding the interest payment date, notwithstanding such conversion, the interest payable on such interest payment date will be paid to the holder of record on such record date. However, in such event, such Note, when surrendered for conversion, must be accompanied by delivery of a check or draft payable in an amount equal to the interest payable on such interest payment date on the portion so converted; PROVIDED, HOWEVER, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Notes. Notwithstanding the foregoing, if any
Note is called for redemption on an interest payment date and such Note is surrendered for conversion at any time during the 10 Business Days immediately preceding the date fixed for redemption, interest shall accrue on such Note through, but not including, the date fixed for redemption and shall be payable on such Redemption Date to the Person who surrenders such Note for conversion, and the conversion date of such Note will be deemed to be the Redemption Date. In such event, no check or draft payable in an amount equal to the interest payable shall accompany the Note on surrender. No fractional shares will be issued upon any conversion, but an adjustment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for conversion.

         Any Notes called for redemption, unless surrendered for conversion on or before the close of business on the date fixed for redemption, may be deemed to be purchased from the holder of such Notes at an amount equal to the applicable redemption price, together with accrued interest to but not including the date fixed for redemption, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Notes from the holders thereof and convert them into Common Stock of the Company and to make payment for such Notes as aforesaid to the Trustee in trust for such holders.

         Upon due presentment for registration of transfer of this Note at the office or agency of the Company in The City of New York, or at the option of the holder of this Note, at the Corporate Trust Office, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Company, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any Paying Agent nor any other Conversion Agent nor any Note registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

         No recourse for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         Terms used in this Note and defined in the Indenture are used herein as therein defined.

                                    ABBREVIATIONS


         The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenants in common
TEN ENT -   as tenants by the entireties
JT TEN -    as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT-- _____ Custodian _______
                   (Cust.)         (Minor)
    under Uniform Gifts to Minors Act

    ______________________________________
                 (State)

                      Additional abbreviations may also be used
                            though not in the above list.

                                  CONVERSION NOTICE


To: DURA PHARMACEUTICALS, INC.


    The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion hereof (which is $1,000 principal amount or an integral multiple thereof) below designated, into shares of Common Stock of Dura Pharmaceuticals, Inc. in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will check the appropriate box below and pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Note.


Dated:_________________


                             __________________________________________________


                             __________________________________________________
                             Signature(s)

                             Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes are to be delivered, other than to and in the name of the registered holder.


                             __________________________________________________
                             Signature Guarantee

_______ Fill in for registration of
shares of Common Stock if
to be issued, and Notes if
to be delivered, other than
to and in the name of the
registered holder:


_________________________________
(Name)


_________________________________
(Social Security or other
Taxpayer Identification Number)


_________________________________
(Street Address)


_________________________________
(City, State and Zip Code)

Please print name and address

                             Principal amount to be converted (if less than all): $________


                             __________________________________________________
                             Social Security or Other Taxpayer Identification Number

                              OPTION TO ELECT REPURCHASE
                               UPON A CHANGE IN CONTROL


To: DURA PHARMACEUTICALS, INC.


    The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from Dura Pharmaceuticals, Inc. (the "Company") as to the occurrence of a Change in Control with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Note, or the portion thereof (which is $1,000 principal amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Note at the repurchase price, together with accrued interest to, but excluding, such date, to the registered holder hereof.

Dated:______________              _____________________________________________


                                  _____________________________________________
                                  Signature(s)

                                  Principal amount to be repurchased (if less than all):

                                       $________

                                  _____________________________________________
                                  Social Security or Other Taxpayer
                                  Identification Number

                                      ASSIGNMENT


    For value received ____________________ hereby sell(s), assign(s) and transfer(s) unto


________________________________________________________________________________
    (Please insert name, address and social security or other identifying number of assignee)

$________ of the within Notes, and irrevocably constitutes and appoints ____________________ attorney to transfer the said Notes on the books of the Company, with full power of substitution in the premises.

Dated:______________              _____________________________________________


                                  _____________________________________________
                                                 Signature(s)

                                  Signature(s) must be guaranteed by an
                                  eligible Guarantor Institution (banks,
                                  stockbrokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.



                                  _____________________________________________
                                                 Signature Guarantee


NOTICE: The signature(s) on the conversion notice, the option to elect repurchase upon a Change of Control or the assignment must correspond with the name(s) as written upon the face of the Note in every particular without alteration or enlargement or any change whatsoever.

                                  TABLE OF CONTENTS


                                      ARTICLE I
DEFINITIONS.................................................................  1
    Section 1.1    DEFINITIONS..............................................  1
         AFFILIATE..........................................................  1
         BOARD OF DIRECTORS.................................................  1
         BUSINESS DAY.......................................................  1
         CASH or CASH.......................................................  2
         CODE...............................................................  2
         COMMISSION.........................................................  2
         COMMON STOCK.......................................................  2
         COMPANY............................................................  2
         COMPANY ORDER......................................................  2
         CORPORATE TRUST OFFICE.............................................  2
         CREDIT AGREEMENT...................................................  2
         DEFAULT............................................................  2
         DESIGNATED SENIOR INDEBTEDNESS.....................................  2
         EXCHANGE ACT.......................................................  3
         EVENT OF DEFAULT...................................................  3
         GAAP...............................................................  3
         INDENTURE..........................................................  3
         NOTE...............................................................  3
         NOTEHOLDER or HOLDER...............................................  3
         OFFICER............................................................  3
         OFFICERS' CERTIFICATE..............................................  3
         OPINION OF COUNSEL.................................................  3
         OVER-ALLOTMENT OPTION..............................................  3
         PERSON.............................................................  4
         PREDECESSOR NOTE...................................................  4
         REDEMPTION DATE....................................................  4
         REDEMPTION PRICE...................................................  4
         RESPONSIBLE OFFICER................................................  4
         SECURITIES ACT.....................................................  4
         SENIOR INDEBTEDNESS................................................  4
         SUBSIDIARY.........................................................  5
         TRUST INDENTURE ACT................................................  6
         TRUSTEE............................................................  6
         UNDERWRITERS.......................................................  6
    Section 1.2    OTHER DEFINITIONS........................................  6
    Section 1.3    INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT........  7
    Section 1.4    RULES OF CONSTRUCTION....................................  7


                                      ARTICLE II
THE NOTES...................................................................  8
    Section 2.1    FORM AND DATING..........................................  8
    Section 2.2    EXECUTION AND AUTHENTICATION.............................  8
    Section 2.3    REGISTRAR, PAYING AGENT AND CONVERSION AGENT.............  9
    Section 2.4    PAYING AGENT TO HOLD ASSETS IN TRUST.....................  9

    Section 2.5    NOTEHOLDER LISTS......................................... 10
    Section 2.6    TRANSFER AND EXCHANGE.................................... 10
    Section 2.7    REPLACEMENT NOTES........................................ 11
    Section 2.8    OUTSTANDING NOTES; DETERMINATIONS OF HOLDERS' ACTION..... 12
    Section 2.9    TEMPORARY NOTES.......................................... 13
    Section 2.10   CANCELLATION............................................. 13
    Section 2.11   DEFAULTED INTEREST....................................... 14


                                     ARTICLE III
REDEMPTION.................................................................. 14
    Section 3.1    RIGHT TO REDEEM; NOTICES TO TRUSTEE...................... 14
    Section 3.2    SELECTION OF NOTES TO BE REDEEMED........................ 15
    Section 3.3    NOTICE OF REDEMPTION..................................... 15
    Section 3.4    EFFECT OF NOTICE OF REDEMPTION........................... 16
    Section 3.5    DEPOSIT OF REDEMPTION PRICE.............................. 17
    Section 3.6    NOTES REDEEMED IN PART................................... 18
    Section 3.7    CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION............ 18


                                      ARTICLE IV
SUBORDINATION OF NOTES...................................................... 18
    Section 4.1    NOTES SUBORDINATE TO SENIOR INDEBTEDNESS................. 18
    Section 4.2    PAYMENT OVER OF PROCEEDS UPON DISSOLUTION................ 19
    Section 4.3    NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT........... 20
    Section 4.4    PAYMENT PERMITTED IF NO DEFAULT.......................... 21
    Section 4.5    SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.. 22
    Section 4.6    PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS; OBLIGATIONS
                      OF THE COMPANY UNCONDITIONAL.......................... 22
    Section 4.7    TRUSTEE TO EFFECTUATE SUBORDINATION...................... 23
    Section 4.8    NO WAIVER OF SUBORDINATION PROVISIONS.................... 23
    Section 4.9    NOTICE TO TRUSTEE........................................ 23
    Section 4.10   RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING
                     AGENT.................................................. 24
    Section 4.11   TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR
                     INDEBTEDNESS........................................... 24
    Section 4.12   RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS;
                     PRESERVATION OF TRUSTEE'S RIGHTS....................... 25
    Section 4.13   ARTICLE APPLICABLE TO PAYING AGENTS...................... 25
    Section 4.14   APPLICATION BY TRUSTEE OF ASSETS DEPOSITED WITH IT....... 25
    Section 4.15   CERTAIN CONVERSIONS NOT DEEMED PAYMENT................... 25


                                      ARTICLE V
COVENANTS OF THE COMPANY.................................................... 26
    Section 5.1    PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST............... 26
    Section 5.2    MAINTENANCE OF OFFICE OR AGENCY.......................... 27
    Section 5.3    APPOINTMENTS TO FILL VACANCIES IN TRUSTEE'S OFFICE....... 27

    Section 5.4    CORPORATE EXISTENCE...................................... 27
    Section 5.5    PAYMENT OF TAXES AND OTHER CLAIMS........................ 27
    Section 5.6    MAINTENANCE OF PROPERTIES AND INSURANCE.................. 28
    Section 5.7    COMPLIANCE CERTIFICATE; NOTICE OF DEFAULT................ 29
    Section 5.8    STAY, EXTENSION AND USURY LAWS........................... 29
    Section 5.9    LIMITATION ON STATUS AS INVESTMENT COMPANY............... 29
    Section 5.10   SEC REPORTS.............................................. 30


                                      ARTICLE VI
DEFAULTS AND REMEDIES....................................................... 30
    Section 6.1    EVENTS OF DEFAULT........................................ 30
    Section 6.2    PAYMENTS OF NOTES ON DEFAULT; SUIT THEREFOR.............. 33
    Section 6.3    APPLICATION OF MONIES COLLECTED BY TRUSTEE............... 34
    Section 6.4    PROCEEDINGS BY NOTEHOLDER................................ 35
    Section 6.5    PROCEEDINGS BY TRUSTEE................................... 36
    Section 6.6    REMEDIES CUMULATIVE AND CONTINUING....................... 36
    Section 6.7    DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY
                     MAJORITY OF NOTEHOLDERS................................ 36
    Section 6.8    UNDERTAKING TO PAY COSTS................................. 37


                                     ARTICLE VII
TRUSTEE..................................................................... 38
    Section 7.1    DUTIES OF TRUSTEE........................................ 38
    Section 7.2    RIGHTS OF TRUSTEE........................................ 39
    Section 7.3    INDIVIDUAL RIGHTS OF TRUSTEE............................. 40
    Section 7.4    TRUSTEE'S DISCLAIMER..................................... 40
    Section 7.5    NOTICE OF DEFAULTS....................................... 40
    Section 7.6    REPORTS BY TRUSTEE TO HOLDERS............................ 41
    Section 7.7    COMPENSATION AND INDEMNITY............................... 41
    Section 7.8    REPLACEMENT OF TRUSTEE................................... 42
    Section 7.9    SUCCESSOR TRUSTEE BY MERGER.............................. 43
    Section 7.10   ELIGIBILITY; DISQUALIFICATION............................ 44
    Section 7.11   PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY........ 44


                                     ARTICLE VIII
CONCERNING THE HOLDERS...................................................... 44
    Section 8.1    ACTION BY HOLDERS........................................ 44
    Section 8.2    PROOF OF EXECUTION BY NOTEHOLDERS........................ 44
    Section 8.3    WHO ARE DEEMED ABSOLUTE OWNERS........................... 45
    Section 8.4    REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND............. 45


                                      ARTICLE IX
NOTEHOLDERS' MEETINGS....................................................... 46
    Section 9.1    PURPOSE OF MEETINGS...................................... 46
    Section 9.2    CALL OF MEETINGS BY TRUSTEE.............................. 46
    Section 9.3    CALL OF MEETINGS BY COMPANY OR NOTEHOLDERS............... 46
    Section 9.4    QUALIFICATIONS FOR VOTING................................ 47

    Section 9.5    REGULATIONS.............................................. 47
    Section 9.6    VOTING................................................... 48
    Section 9.7    NO DELAY OF RIGHTS BY MEETING............................ 48


                                      ARTICLE X
SUPPLEMENTAL INDENTURES..................................................... 48
    Section 10.1   SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS... 48
    Section 10.2   SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS...... 50
    Section 10.3   EFFECT OF SUPPLEMENTAL INDENTURE......................... 51
    Section 10.4   NOTATION ON NOTES........................................ 51
    Section 10.5   EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE
                     FURNISHED TRUSTEE...................................... 51


                                      ARTICLE XI
CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE.......................... 51
    Section 11.1   COMPANY MAY CONSOLIDATE ETC. ON CERTAIN TERMS............ 52
    Section 11.2   SUCCESSOR CORPORATION TO BE SUBSTITUTED.................. 52
    Section 11.3   OPINION OF COUNSEL TO BE GIVEN TRUSTEE................... 53


                                     ARTICLE XII
SATISFACTION AND DISCHARGE OF INDENTURE..................................... 53
    Section 12.1   DISCHARGE OF INDENTURE................................... 53
    Section 12.2   DEPOSITED MONIES TO BE HELD IN TRUST BY TRUSTEE.......... 54
    Section 12.3   PAYING AGENT TO REPAY MONIES HELD........................ 54
    Section 12.4   RETURN OF UNCLAIMED MONIES............................... 55
    Section 12.5   REINSTATEMENT............................................ 55


                                     ARTICLE XIII
IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
OFFICERS AND DIRECTORS...................................................... 55
    Section 13.1   INDENTURE AND NOTES SOLELY CORPORATE OBLIGATIONS......... 55


                                     ARTICLE XIV
CONVERSION OF NOTES......................................................... 56
    Section 14.1   RIGHT TO CONVERT......................................... 56
    Section 14.2   EXERCISE OF CONVERSION PRIVILEGE; ISSUANCE OF COMMON
                     STOCK ON CONVERSION; NO ADJUSTMENT FOR INTEREST OR
                     DIVIDENDS.............................................. 56
    Section 14.3   CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES............... 58
    Section 14.4   CONVERSION PRICE......................................... 58
    Section 14.5   ADJUSTMENT OF CONVERSION PRICE........................... 58
    Section 14.6   EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER
                     OR SALE................................................ 66

    Section 14.7   TAXES ON SHARES ISSUED................................... 68
    Section 14.8   RESERVATION OF SHARES; SHARES TO BE FULLY PAID;
                     COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS; LISTING
                     OF COMMON STOCK........................................ 68
    Section 14.9   RESPONSIBILITY OF TRUSTEE................................ 69
    Section 14.10  NOTICE TO HOLDERS PRIOR TO CERTAIN ACTIONS............... 69


                                      ARTICLE XV
REPURCHASE OF NOTES AT THE
OPTION OF THE HOLDER UPON CHANGE IN CONTROL................................. 70
    Section 15.1   RIGHT TO REQUIRE REPURCHASE.............................. 70
    Section 15.2   NOTICES; METHOD OF EXERCISING REPURCHASE RIGHT, ETC...... 71
    Section 15.3   CERTAIN DEFINITIONS...................................... 73
    Section 15.4   CHANGE IN CONTROL........................................ 73


                                     ARTICLE XVI
MISCELLANEOUS PROVISIONS.................................................... 74
    Section 16.1   SUCCESSORS............................................... 74
    Section 16.2   OFFICIAL ACTS BY SUCCESSOR CORPORATION................... 74
    Section 16.3   NOTICES.................................................. 74
    Section 16.4   GOVERNING LAW............................................ 75
    Section 16.5   CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT....... 75
    Section 16.6   STATEMENTS REQUIRED IN CERTIFICATE OR OPINION............ 76
    Section 16.7   LEGAL HOLIDAYS........................................... 76
    Section 16.8   TRUST INDENTURE ACT CONTROLS............................. 76
    Section 16.9   NO SECURITY INTEREST CREATED............................. 76
    Section 16.10  BENEFITS OF INDENTURE.................................... 76
    Section 16.11  TABLE OF CONTENTS, HEADINGS, ETC......................... 77
    Section 16.12  AUTHENTICATING AGENT..................................... 77
    Section 16.13  SEVERABILITY............................................. 78
    Section 16.14  RULES BY TRUSTEE, PAYING AGENT, CONVERSION AGENT AND
                     REGISTRAR.............................................. 78
    Section 16.15  NO RECOURSE AGAINST OTHERS............................... 78
    Section 16.16  EXECUTION IN COUNTERPARTS................................ 78
    Section 16.17  QUALIFICATION OF INDENTURE. ............................. 78